PROSPECTUS
                               DATED MAY 1, 1997

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

    MONY Series Fund, Inc. (the "Fund"), a diversified open-end management investment company, is intended to provide a wide range of investment alternatives through its seven separate Portfolios, each of which is, for investment and federal tax purposes, in effect a separate fund. A separate class of stock will be issued for each Portfolio.

    Shares of all Portfolios of the Fund are currently sold to MONY Life Insurance Company of America ("MONY America") and The Mutual Life Insurance Company of New York ("MONY") for allocation to MONY America Variable Account L and MONY Variable Account L to fund the benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies and for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies. Shares of all Portfolios of the Fund, other than the Government Securities Portfolio, are sold to MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option contracts issued by those companies and to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts. These variable accounts ("Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Contract holders. Such allocation rights are further described in the attached prospectus for one of the contracts. The Variable Accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The Variable Accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

    The investment objectives of the Portfolios are:

        EQUITY INCOME PORTFOLIO: A high level of current income, through investment in a diversified portfolio of common stocks with relatively high current yields. Capital appreciation is a secondary objective.

        EQUITY GROWTH PORTFOLIO: A high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends. Current income is a secondary objective.

        INTERMEDIATE TERM BOND PORTFOLIO: The maximum income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of between 4 and 8 years.

        LONG TERM BOND PORTFOLIO: The maximum income over the longer term consistent with preservation of capital, through investment in highly-rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of more than 8 years.

        GOVERNMENT SECURITIES PORTFOLIO: The maximum current income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities of the United States government and its agencies and money market instruments, with a dollar-weighted average life of up to ten years at the time of purchase.

        MONEY MARKET PORTFOLIO: The maximum current income consistent with preservation of capital and maintenance of liquidity, through investment in money market instruments. The Money Market Portfolio is neither insured nor guaranteed by the United States Government, and, while the Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so.

        DIVERSIFIED PORTFOLIO: A high total investment return consistent with a diversified, managed mix of common stocks, bonds and money market instruments.

    There can be no assurance that the objective of any Portfolio will be realized. See INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS at pages 11-15.

    THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

    ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1-800-487-6669 OR BY SENDING A REQUEST TO: MONY SERIES FUND, INC., 1740 BROADWAY, NEW YORK, NEW YORK 10019. THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                             MONY SERIES FUND, INC.

                                   PROSPECTUS

     NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    CONTENTS

                                                                                        PAGE
                                                                                        ----
PROSPECTUS SUMMARY....................................................................     1
  The Fund............................................................................     1
  The Accounts and the Contracts......................................................     1
  Investment Objectives and Risks of the Portfolios...................................     1
  Investment Adviser..................................................................     2
  Investment Management Fees and Expenses.............................................     2
  Responsibility for Day-to-Day Management of the Fund................................     3
  Purchase and Redemption of Shares...................................................     3
  Financial Highlights................................................................     3
  Financial Highlights Table..........................................................     4
STRUCTURE OF THE FUND.................................................................    11
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS..................................    11
  Equity Income Portfolio.............................................................    11
  Equity Growth Portfolio.............................................................    12
  Intermediate Term Bond Portfolio....................................................    12
  Long Term Bond Portfolio............................................................    13
  Government Securities Portfolio.....................................................    13
  Money Market Portfolio..............................................................    14
  Diversified Portfolio...............................................................    14
INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS..................................    15
  Loans of Portfolio Securities.......................................................    16
  State Law Restrictions..............................................................    16
  Federal Income Tax Status...........................................................    17
MANAGEMENT OF THE FUND................................................................    19
  Investment Management Arrangements and Expenses.....................................    19
  Responsibility for Day-to-Day Management of the Fund................................    20
  Custodian, Transfer Agent, and Dividend Disbursing Agent............................    20
PURCHASE AND REDEMPTION OF SHARES.....................................................    21
DETERMINATION OF NET ASSET VALUE......................................................    21
  Valuation of Equity Income and Equity Growth Portfolios.............................    22
  Valuation of Intermediate Term Bond, Long Term Bond, and Government
     Securities Portfolios............................................................    22
  Valuation of Money Market Portfolio.................................................    22
  Valuation of Diversified Portfolio..................................................    23
SHARES IN THE FUND....................................................................    23
  Voting Rights.......................................................................    23
  Dividends, Distributions, and Taxes.................................................    24
  Shareholder Reports and Inquiries...................................................    25
CALCULATION OF PERFORMANCE OF THE PORTFOLIOS..........................................    25
ADDITIONAL INFORMATION................................................................    25
  Appendix A: Securities in Which the Money Market Portfolio May Currently Invest.....   A-1
  Appendix B: Debt Ratings............................................................   B-1

                               PROSPECTUS SUMMARY

     The following summary should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

THE FUND

     MONY Series Fund, Inc. (the "Fund"), a diversified open-end management investment company, is a Maryland corporation organized on December 14, 1984. The Fund currently consists of seven (7) separate Portfolios: the Equity Income Portfolio, the Equity Growth Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Government Securities Portfolio, the Money Market Portfolio, and the Diversified Portfolio. Each Portfolio is, for investment and federal tax purposes, in effect a separate investment fund, and the Fund will issue a separate class of capital stock for each Portfolio. In other respects the Fund is treated as one entity. For more detailed information, see STRUCTURE OF THE FUND at page 11.

THE ACCOUNTS AND THE CONTRACTS

     Shares of all Portfolios in the Fund are currently sold to MONY Life Insurance Company of America ("MONY America") and The Mutual Life Insurance Company of New York ("MONY") for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies and to those companies for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity contracts issued by those companies. Shares of all Portfolios, other than the Government Securities Portfolio, are also sold to the MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option contracts issued by those companies. In addition, shares of the Fund are sold to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts and, until June 24, 1994, were sold to MONY for allocation to Keynote Series Account to fund benefits under Group Annuity Contracts issued by MONY. Each Contract holder allocates the net premiums and the assets relating to these Contracts, within the limitations described in the Contracts, among the subaccounts of these variable accounts ("Variable Accounts") which in turn are invested in the corresponding Portfolios of the Fund. Contract holders should consider that the investment return experience of the Portfolios will affect the value of the Contracts and may affect the amount of benefits received under the Contracts. The attached prospectus for the Contracts describes the Contracts and the relationship between changes in the value of shares of each Portfolio and changes in the benefits payable under the Contracts. The rights of the Variable Accounts as shareholders should be distinguished from the rights of a Contract holder which are described in the contracts. Because the shares of the Fund will be sold to MONY America and MONY for allocation to the Variable Accounts, the terms "shareholder" or "shareholders" in this Prospectus refer to those Companies.

INVESTMENT OBJECTIVES AND RISKS OF THE PORTFOLIOS

     Each of the Portfolios seeks to achieve a different investment objective. Accordingly, each Portfolio can be expected to have different investment results and to be subject to different financial and market risks and current income volatility. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on that security, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, with particular reference to debt securities, to changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the Portfolios.

     The investment objectives and risks of the Portfolios are:

     Equity Income Portfolio: The Equity Income Portfolio seeks a high level of current income with capital appreciation as the secondary objective. The Portfolio will invest primarily in common stocks and other equity securities. The Equity Income Portfolio should be subject to moderate levels of both financial and market risk.

     Equity Growth Portfolio: The Equity Growth Portfolio seeks long-term appreciation of capital with current income as the secondary objective. The Portfolio will invest primarily in common stocks and other equity securities. The Equity Growth Portfolio should be subject to a moderate level of financial risk and a somewhat higher level of market risk than the Equity Income Portfolio.

     Intermediate Term Bond Portfolio: The Intermediate Term Bond Portfolio, having a dollar-weighted average life of between 4 and 8 years, seeks to maximize income over the intermediate term consistent with preservation of capital. The Portfolio will invest primarily in intermediate term bonds. The Intermediate Term Bond Portfolio should be subject to relatively little financial risk and a moderate level of market risk.

     Long Term Bond Portfolio: The Long Term Bond Portfolio, having a dollar-weighted average life of more than 8 years, seeks to maximize income over the longer term consistent with preservation of capital. The Portfolio will invest primarily in long term bonds. The Long Term Bond Portfolio should be subject to relatively little financial risk and a higher level of market risk than the Intermediate Term Bond Portfolio.

     Government Securities Portfolio: The Government Securities Portfolio seeks to maximize current income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities of the United States government and its agencies and money market instruments, with a dollar-weighted average life of up to ten years at the time of purchase. The Government Securities Portfolio should be subject to relatively little financial risk and a moderate level of market risk.

     Money Market Portfolio: The Money Market Portfolio seeks to maximize current income consistent with the preservation of capital and the maintenance of liquidity. The Portfolio will invest primarily in money market instruments. The Money Market Portfolio should be subject to little market risk or financial risk but should be subject to a high level of current income volatility.

     Diversified Portfolio: The Diversified Portfolio seeks a total investment return consistent with a diversified portfolio having a managed mix of common stocks, bonds and money market instruments. The Portfolio will invest only in those types of securities that the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios may invest in. The mix of investments will be determined by the Investment Adviser based on its view of market conditions. The Diversified Portfolio will be subject to varying levels of market and financial risk depending upon its asset mix. It may at times be subject to a relatively high level of current income volatility.

     There can be no assurance that the objectives of any Portfolio will be realized. For more detailed information, see INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS at pages 11-15 and INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS at pages 15-18.

INVESTMENT ADVISER

     The Investment Adviser of the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund is MONY America, a wholly-owned subsidiary of MONY. MONY America has entered into a Services Agreement with MONY for the provision of personnel, equipment, facilities and other services in order to carry out its duties as investment adviser to the Fund. For more detailed information, see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES at page 19.

INVESTMENT MANAGEMENT FEES AND EXPENSES

     MONY America's fee for its investment management services to the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund is a daily charge equal to an annual rate of .40 percent of the first $400 million of the aggregate average daily net assets of those Portfolios, .35 percent of the next $400 million of the aggregate average daily net assets of those Portfolios, and
 .30 percent of the aggregate average daily net assets of those Portfolios in excess of $800 million. MONY America has agreed to bear all expenses associated with organizing the Fund, the initial registration of its securities, the calculation of the net asset value of the Portfolios, and the compensation of the Fund's directors, officers and employees who are interested persons of

MONY America. All other expenses will be borne by the Fund, subject to certain limitations imposed by state law. For more detailed information, see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES at page 19.

RESPONSIBILITY FOR DAY-TO-DAY MANAGEMENT OF THE FUND

     Day to day management of all the Portfolios of the Fund are undertaken by a committee of MONY America, investment adviser to the Fund.

PURCHASE AND REDEMPTION OF SHARES

     Shares in each of the Portfolios are offered continuously to MONY and MONY America for allocation to the Variable Accounts at prices equal to their respective net asset values per share, without the imposition of an additional sales charge at the Fund level. The shares' redemption prices are also equal to their respective net asset values per share as next determined after the receipt of proper notice of redemption. For more detailed information, see DETERMINATION OF NET ASSET VALUE at page 21.

FINANCIAL HIGHLIGHTS

     Set forth on the following pages are highlights of the operations of each Portfolio of the Fund. Additional financial information is contained in the Statement of Additional Information of the Fund and in the Annual Report of the Fund, both of which are available, free of charge, by contacting the Fund at the address or at the telephone number set forth on the cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1996 as well as line graphs which depict the value at inception and for each year subsequent to inception of a $10,000 investment made in each Portfolio of the Fund. These graphs also depict the performance of an investment over the same period in securities which comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------------------
                                                1996         1995         1994         1993          1992          1991
                                             ----------   ----------   ----------   -----------   -----------   -----------
Net asset value, beginning of year.........  $    25.11   $    20.59   $    20.70   $     19.68   $     20.25   $     15.38
                                             ----------   ----------   ----------   -----------   -----------   -----------
Income from investment operations
  Net investment income....................        0.18         0.39         0.36          0.33          0.29          0.25
  Net gains (losses) on investments (both
    realized and unrealized)...............        5.08         5.90         0.09          1.59         (0.46)         5.08
                                             ----------   ----------   ----------   -----------   -----------   -----------
  Total from investment operations.........        5.26         6.29         0.45          1.92         (0.17)         5.33
Less distributions
  Dividends (from net investment income)...        0.00        (0.39)       (0.36)        (0.33)        (0.29)        (0.25)
  Distributions (from realized capital
    gains).................................        0.00        (1.34)       (0.20)        (0.57)        (0.04)        (0.17)
  Distributions (from additional paid-in
    capital)...............................        0.00         0.00         0.00          0.00         (0.03)        (0.04)
  Distributions (in excess of realized
    capital gain)..........................        0.00        (0.04)        0.00          0.00         (0.04)         0.00
                                             ----------   ----------   ----------   -----------   -----------   -----------
  Total distributions......................        0.00        (1.77)       (0.56)        (0.90)        (0.40)        (0.46)
Net asset value, end of year...............  $    30.37   $    25.11   $    20.59   $     20.70   $     19.68   $     20.25
                                              =========    =========    =========    ==========    ==========    ==========
  Total return.............................       20.95%       30.54%        2.15%         9.71%        (0.84%)       34.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year....................  $2,154,669   $1,873,569   $1,556,536   $58,963,456   $39,979,012   $26,219,999
Average commission rate....................  $   0.0330          N/A          N/A           N/A           N/A           N/A
Ratio of net investment income to average
  net assets...............................        0.62%        1.54%        2.11%         1.79%         1.72%         2.09%
Ratio of expenses to average net assets....        1.22%        1.28%        0.53%         0.50%         0.53%         0.59%
Portfolio turnover rate....................       44.17%       38.17%       55.09%        59.15%        39.93%        32.33%


                                                     FOR THE YEARS ENDED DECEMBER 31,
                                             -------------------------------------------------
                                                1990         1989         1988         1987
                                             ----------   ----------   ----------   ----------
Net asset value, beginning of year.........  $    15.90   $    12.78   $    11.81   $    12.07
                                             ----------   ----------   ----------   ----------
Income from investment operations
  Net investment income....................        0.27         0.28         0.22         0.15
  Net gains (losses) on investments (both
    realized and unrealized)...............       (0.50)        3.66         1.20         0.93
                                             ----------   ----------   ----------   ----------
  Total from investment operations.........       (0.23)        3.94         1.42         1.08
Less distributions
  Dividends (from net investment income)...       (0.29)       (0.27)       (0.21)       (0.42)
  Distributions (from realized capital
    gains).................................        0.00        (0.55)       (0.24)       (0.92)
  Distributions (from additional paid-in
    capital)...............................        0.00         0.00         0.00         0.00
  Distributions (in excess of realized
    capital gain)..........................        0.00         0.00         0.00         0.00
                                             ----------   ----------   ----------   ----------
  Total distributions......................       (0.29)       (0.82)       (0.45)       (1.34)
Net asset value, end of year...............  $    15.38   $    15.90   $    12.78   $    11.81
                                              =========    =========    =========    =========
  Total return.............................       (1.45%)      30.83%       12.02%        8.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year....................  $7,163,679   $5,672,894   $3,957,234   $2,934,478
Average commission rate....................         N/A          N/A          N/A          N/A
Ratio of net investment income to average
  net assets...............................        2.42%        2.00%        1.70%        1.04%
Ratio of expenses to average net assets....        0.77%        0.96%        1.04%        1.50%
Portfolio turnover rate....................       31.21%       29.91%        9.51%       18.13%

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------
                                1996           1995           1994            1993            1992            1991
                             -----------    -----------    -----------    ------------    ------------    ------------
Net asset value, beginning
  of year..................  $     19.61    $     15.53    $     16.43    $      15.56    $      14.64    $      12.70
                             -----------    -----------    -----------    ------------    ------------    ------------
Income from investment
  operations
  Net investment income....         0.64           0.69           0.64            0.52            0.59            0.64
  Net gains (losses) on
    investments (both
    realized and
    unrealized)............         3.23           4.45          (0.51)           1.68            0.92            1.94
                             -----------    -----------    -----------    ------------    ------------    ------------
        Total from
          investment
          operations.......         3.87           5.14           0.13            2.20            1.51            2.58
Less distributions
  Dividends (from net
    investment income).....        (0.04)         (0.65)         (0.64)          (0.52)          (0.59)          (0.64)
  Distributions (from
    realized capital
    gains).................         0.00          (0.41)         (0.39)          (0.81)           0.00*           0.00*
                             -----------    -----------    -----------    ------------    ------------    ------------
        Total
          distributions....        (0.04)         (1.06)         (1.03)          (1.33)          (0.59)          (0.64)
Net asset value, end of
  year.....................  $     23.44    $     19.61    $     15.53    $      16.43    $      15.56    $      14.64
                             ===========    ===========    ===========    ============    ============    ============
        Total return.......        19.76%         33.12%          0.78%          14.14%          10.31%          20.31%
Ratios/Supplemental Data
Net assets, end of year....  $18,572,347    $18,091,035    $16,204,925    $151,330,311    $121,540,392    $118,114,947
Average commission rate....  $    0.0593            N/A            N/A             N/A             N/A             N/A
Ratio of net investment
  income to average net
  assets...................         2.79%          3.54%          3.53%           3.22%           3.68%           4.46%
Ratio of expenses to
  average net assets.......         0.55%          0.56%          0.48%           0.46%           0.46%           0.49%
Portfolio turnover rate....        29.37%         26.80%         32.48%          28.48%          35.62%          25.84%


                                       FOR THE YEARS ENDED DECEMBER 31,
                             -----------------------------------------------------
                                1990           1989          1988          1987
                             -----------    ----------    ----------    ----------
                             <
Net asset value, beginning
  of year..................  $     14.26    $    12.67    $    12.03    $    13.03
                             -----------    ----------    ----------    ----------
Income from investment
  operations
  Net investment income....         0.54          0.64          0.70          0.44
  Net gains (losses) on
    investments (both
    realized and
    unrealized)............        (1.50)         2.20          1.64          0.54
                             -----------    ----------    ----------    ----------
        Total from
          investment
          operations.......        (0.96)         2.84          2.34          0.98
Less distributions
  Dividends (from net
    investment income).....        (0.60)        (0.64)        (0.66)        (0.77)
  Distributions (from
    realized capital
    gains).................         0.00         (0.61)        (1.04)        (1.21)
                             -----------    ----------    ----------    ----------
        Total
          distributions....        (0.60)        (1.25)        (1.70)        (1.98)
Net asset value, end of
  year.....................  $     12.70    $    14.26    $    12.67    $    12.03
                             ===========    ==========    ==========    ==========
        Total return.......        (6.73)%       22.42%        19.45%         7.52%
Ratios/Supplemental Data
Net assets, end of year....  $99,878,151    $6,185,876    $5,054,514    $2,945,497
Average commission rate....          N/A           N/A           N/A           N/A
Ratio of net investment
  income to average net
  assets...................         5.39%         4.66%         5.24%         3.02%
Ratio of expenses to
  average net assets.......         0.52%         0.88%         0.91%         1.50%
Portfolio turnover rate....         8.89%        19.55%        22.70%        13.73%

---------------
* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                               FOR THE YEARS ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
                                1996           1995           1994           1993           1992           1991           1990
                             -----------    -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning
  of year..................  $     10.57    $9.75          $     10.51    $     10.33    $     10.22    $      9.69    $      9.85
                             -----------    -----------    -----------    -----------    -----------    -----------    -----------
Income from investment
  operations
  Net investment income....         0.62           0.63           0.60           0.47           0.59           0.77           0.84
  Net gains (losses) on
    investments (both
    realized and
    unrealized)............        (0.23)          0.82          (0.76)          0.34           0.11           0.71          (0.16)
                             -----------    -----------    -----------    -----------    -----------    -----------    -----------
        Total from
          investment
          operations.......         0.39           1.45          (0.16)          0.81           0.70           1.48           0.68
Less distributions
  Dividends (from net
    investment income).....         0.00          (0.63)         (0.60)         (0.47)         (0.59)         (0.77)         (0.84)
  Distributions (from
    realized capital
    gains).................         0.00           0.00           0.00          (0.16)          0.00*          0.00           0.00
  Distributions (from
    additional paid-in
    capital)...............         0.00           0.00           0.00           0.00           0.00          (0.18)          0.00
                             -----------    -----------    -----------    -----------    -----------    -----------    -----------
        Total
          distributions....         0.00          (0.63)         (0.60)         (0.63)         (0.59)         (0.95)         (0.84)
Net asset value, end of
  year.....................  $     10.96    $     10.57    $      9.75    $     10.51    $     10.33    $     10.22    $      9.69
                             ===========    ===========    ===========    ===========    ===========    ===========    ===========
        Total return.......         3.69%         14.82%         (1.52)%         7.84%          6.85%         15.27%          6.90%
Ratios/Supplemental Data
Net assets, end of year....  $40,045,253    $37,519,833    $32,283,693    $31,326,168    $20,911,161    $22,005,519    $20,260,361
Ratio of net investment
  income to average net
  assets...................         5.88%          6.10%           5.66%          5.26%          6.24%          7.88%          8.52%
Ratio of expenses to
  average net assets.......         0.48%          0.49%           0.52%          0.52%          0.53%          0.51%          0.54%
Portfolio turnover rate....        33.59%         32.07%          25.41%         50.61%         62.27%         55.03%         20.06%


                                  FOR THE YEARS ENDED DECEMBER 31,
                             -----------------------------------------
                                1989           1988           1987
                             -----------    -----------    -----------
Net asset value, beginning
  of year..................  $      9.63    $      9.93    $     12.15
                             -----------    -----------    -----------
Income from investment
  operations
  Net investment income....         0.90           0.86           0.89
  Net gains (losses) on
    investments (both
    realized and
    unrealized)............         0.22          (0.29)         (0.88)
                             -----------    -----------    -----------
        Total from
          investment
          operations.......         1.12           0.57           0.01
Less distributions
  Dividends (from net
    investment income).....        (0.90)         (0.87)         (1.59)
  Distributions (from
    realized capital
    gains).................         0.00           0.00          (0.64)
  Distributions (from
    additional paid-in
    capital)...............         0.00           0.00           0.00
                             -----------    -----------    -----------
        Total
          distributions....        (0.90)         (0.87)         (2.23)
Net asset value, end of
  year.....................  $      9.85    $      9.63    $      9.93
                             ===========    ===========    ===========
        Total return.......        11.63%          5.74%          0.08%
Ratios/Supplemental Data
Net assets, end of year....  $20,419,237    $23,192,883    $25,217,761
Ratio of net investment
  income to average net
  assets...................         8.67%          8.43%          8.18%
Ratio of expenses to
  average net assets.......         0.60%          0.55%          0.60%
Portfolio turnover rate....        30.99%         24.77%         32.23%

---------------
* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                               FOR THE YEARS ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
                                1996           1995           1994           1993           1992           1991           1990
                             -----------    -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning
  of year..................  $     12.88    $     10.47    $     12.05    $     11.19    $     11.03    $     10.47    $     10.70
                             -----------    -----------    -----------    -----------    -----------    -----------    -----------
Income from investment
  operations
  Net investment income....         0.79           0.74           0.84           0.50           0.81           0.72           0.90
  Net gains (losses) on
    investments (both
    realized and
    unrealized)............        (0.83)          2.41          (1.58)          1.09           0.16           1.12          (0.23)
                             -----------    -----------    -----------    -----------    -----------    -----------    -----------
        Total from
          investment
          operations.......        (0.04)          3.15          (0.74)          1.59           0.97           1.84           0.67
Less distributions
  Dividends (from net
    investment income).....         0.00          (0.74)         (0.84)         (0.50)         (0.74)         (0.72)         (0.90)
  Distributions (from
    realized capital
    gains).................         0.00           0.00           0.00          (0.23)         0.00*          (0.37)          0.00
  Distributions (from
    additional paid-in
    capital)...............         0.00           0.00           0.00           0.00          (0.07)         (0.19)          0.00
                             -----------    -----------    -----------    -----------    -----------    -----------    -----------
        Total
          distributions....         0.00          (0.74)         (0.84)         (0.73)         (0.81)         (1.28)         (0.90)
Net asset value, end of
  year.....................  $     12.84    $     12.88    $     10.47    $     12.05    $     11.19    $     11.03    $     10.47
                             ===========    ===========    ===========    ===========    ===========    ===========    ===========
        Total return.......         (.31%)        30.04%         (6.14)%        14.21%          8.79%         17.57%          6.26%
Ratios/Supplemental Data
Net assets, end of year....  $62,098,817    $62,017,889    $44,012,329    $63,044,619    $29,564,159    $23,207,734    $20,532,817
Ratio of net investment
  income to average net
  assets...................         6.40%          6.58%          6.45%          5.69%          7.71%          8.12%          8.72%
Ratio of expenses to
  average net assets.......         0.46%          0.48%          0.49%          0.48%          0.51%          0.51%          0.53%
Portfolio turnover rate....        59.78%         79.45%        110.19%         45.93%          0.17%         63.68%         27.49%


                                  FOR THE YEARS ENDED DECEMBER 31,
                             -----------------------------------------
                                1989           1988           1987
                             -----------    -----------    -----------
Net asset value, beginning
  of year..................  $      9.97    $     10.28    $     12.87
                             -----------    -----------    -----------
Income from investment
  operations
  Net investment income....         0.96           0.96           0.92
  Net gains (losses) on
    investments (both
    realized and
    unrealized)............         0.73          (0.10)         (1.11)
                             -----------    -----------    -----------
        Total from
          investment
          operations.......         1.69           0.86          (0.19)
Less distributions
  Dividends (from net
    investment income).....        (0.96)         (1.17)         (1.58)
  Distributions (from
    realized capital
    gains).................         0.00           0.00          (0.82)
  Distributions (from
    additional paid-in
    capital)...............         0.00           0.00           0.00
                             -----------    -----------    -----------
        Total
          distributions....        (0.96)         (1.17)         (2.40)
Net asset value, end of
  year.....................  $     10.70    $      9.97    $     10.28
                             ===========    ===========    ===========
        Total return.......        16.95%          8.37%         (1.48)%
Ratios/Supplemental Data
Net assets, end of year....  $20,770,552    $23,840,760    $26,798,016
Ratio of net investment
  income to average net
  assets...................         8.54%          9.04%          8.44%
Ratio of expenses to
  average net assets.......         0.64%          0.54%          0.60%
Portfolio turnover rate....        36.00%         42.79%        128.24%

---------------
* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                             DIVERSIFIED PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                FOR THE YEARS ENDED DECEMBER 31,
                               ---------------------------------------------------------------------------------------------------
                                  1996           1995          1994          1993           1992           1991           1990
                               -----------    ----------    ----------    -----------    -----------    -----------    -----------
Net asset value, beginning
  of year....................  $     15.72    $    13.14    $    13.47    $     12.64    $     13.13    $     11.75    $     12.27
                               -----------    ----------    ----------    -----------    -----------    -----------    -----------
Income from investment
  operations
  Net investment income......         0.36          0.43          0.38           0.37           0.42           0.53           0.70
  Net gains (losses) on
    investments (both
    realized and
    unrealized)..............         1.91          3.03         (0.24)          1.01          (0.29)          1.86          (0.40)
                               -----------    ----------    ----------    -----------    -----------    -----------    -----------
        Total from investment
          operations.........         2.27          3.46          0.14           1.38           0.13           2.39           0.30
Less distributions
  Dividends (from net
    investment income).......         0.00         (0.43)        (0.38)         (0.37)         (0.42)         (0.53)         (0.71)
  Distributions (from
    realized capital
    gains)...................         0.00         (0.43)        (0.09)         (0.18)         (0.20)         (0.48)         (0.11)
  Distributions (in excess of
    realized capital gain)...         0.00         (0.02)         0.00           0.00*          0.00*          0.00           0.00
                               -----------    ----------    ----------    -----------    -----------    -----------    -----------
        Total
          distributions......         0.00         (0.88)        (0.47)         (0.55)         (0.62)         (1.01)         (0.82)
Net asset value, end of
  year.......................  $     17.99    $    15.72    $    13.14    $     13.47    $     12.64    $     13.13    $     11.75
                               ===========    ==========    ==========    ===========    ===========    ===========    ===========
        Total return.........        14.44%        26.32%         1.03%         10.92%          0.99%         20.34%          2.44%
Ratios/Supplemental Data
Net assets, end of year......  $ 3,380,587    $3,272,075    $2,860,700    $34,076,498    $22,704,133    $16,829,653    $10,373,263
Average commission rate......  $    0.0412           N/A           N/A            N/A            N/A            N/A            N/A
Ratio of net investment
  income to average net
  assets.....................         2.02%         2.68%         3.19%          3.13%          3.68%          4.72%          6.04%
Ratio of expenses to average
  net assets.................         0.91%         0.95%         0.57%          0.53%          0.57%          0.60%          0.63%
Portfolio turnover rate......        24.43%        27.69%        51.38%         28.98%         26.44%         22.03%         11.49%


                                    FOR THE YEARS ENDED DECEMBER 31,
                               -----------------------------------------
                                  1989           1988           1987
                               -----------    -----------    -----------
Net asset value, beginning
  of year....................  $     11.26    $     11.00    $     12.18
                               -----------    -----------    -----------
Income from investment
  operations
  Net investment income......         0.75           0.71           0.69
  Net gains (losses) on
    investments (both
    realized and
    unrealized)..............         1.74           0.36          (0.21)
                               -----------    -----------    -----------
        Total from investment
          operations.........         2.49           1.07           0.48
Less distributions
  Dividends (from net
    investment income).......        (0.75)         (0.70)         (1.33)
  Distributions (from
    realized capital
    gains)...................        (0.73)         (0.11)         (0.33)
  Distributions (in excess of
    realized capital gain)...         0.00           0.00           0.00
                               -----------    -----------    -----------
        Total
          distributions......        (1.48)         (0.81)         (1.66)
Net asset value, end of
  year.......................  $     12.27    $     11.26    $     11.00
                               ===========    ===========    ===========
        Total return.........        22.11%          9.73%          3.94%
Ratios/Supplemental Data
Net assets, end of year......  $12,319,454    $16,050,117    $13,039,577
Average commission rate......          N/A            N/A            N/A
Ratio of net investment
  income to average net
  assets.....................         5.86%          6.10%          5.35%
Ratio of expenses to average
  net assets.................         0.67%          0.62%          0.75%
Portfolio turnover rate......         8.06%          4.46%         12.31%

---------------
* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                FOR THE YEARS ENDED DECEMBER 31,
                            ------------------------------------------------------------------------------------------------------
                               1996            1995           1994           1993           1992           1991           1990
                           ------------    ------------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning
  of year................. $       1.00    $       1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                             ----------    ------------    -----------    -----------    -----------    -----------    -----------
Income from investment
  operations
  Net investment income...         0.05            0.05           0.04           0.03           0.03           0.06           0.07
Less distributions
  Dividends (from net
    investment income)....        (0.05)          (0.05)         (0.04)         (0.03)         (0.03)         (0.06)         (0.07)
                             ----------    ------------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of
  year.................... $       1.00    $       1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                             ==========    ============    ===========    ===========    ===========    ===========    ===========
        Total return......        5.00%            5.50%          3.82%          2.75%          3.31%          5.60%          7.22%
Ratios/Supplemental Data
Net assets, end of year... $144,932,159    $110,366,978    $83,352,731    $65,474,860    $50,892,593    $34,642,974    $26,924,389
Ratio of net investment
  income to average net
  assets..................         4.95%           5.30%          3.77%          2.62%          3.17%          5.80%          7.63%
Ratio of expenses to
  average net assets......         0.45%           0.46%          0.49%          0.46%          0.48%          0.54%          0.54%


                                 FOR THE YEARS ENDED DECEMBER 31,
                             ---------------------------------------
                                1989           1988          1987
                             -----------    ----------    ----------
Net asset value, beginning
  of year..................  $      1.00    $     1.00    $     1.00
                             -----------    ----------    ----------
Income from investment
  operations
  Net investment income....         0.08          0.07          0.05
Less distributions
  Dividends (from net
    investment income).....        (0.08)        (0.07)        (0.05)
                             -----------    ----------    ----------
Net asset value, end of
  year.....................  $      1.00    $     1.00    $     1.00
                             ===========    ==========    ==========
        Total return.......         8.20%         6.56%         5.34%
Ratios/Supplemental Data
Net assets, end of year....  $10,817,623    $4,552,241    $2,883,644
Ratio of net investment
  income to average net
  assets...................         8.06%         6.77%         5.36%
Ratio of expenses to
  average net assets.......         0.92%         1.08%         1.50%

                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                    ---------------------------------------------------------------
                                                                       1996              1995             1994             1993
                                                                    -----------       ----------       ----------       -----------
Net asset value, beginning of period..............................  $     10.21       $     9.51       $     9.72       $      9.66
                                                                     ----------       ----------       ----------       -----------
Income from investment operations
  Net investment income...........................................         0.45             0.34             0.05              0.52
  Net gains (losses) on investments (both realized and
    unrealized)...................................................        (0.08)            0.70            (0.21)             0.27
                                                                     ----------       ----------       ----------       -----------
        Total from investment operations..........................         0.37             1.04            (0.16)             0.79
Less distributions
  Dividends (from net investment income)..........................         0.00            (0.34)           (0.05)            (0.52)
  Distributions (from realized capital gains).....................         0.00            (0.00)*           0.00             (0.21)
  Distributions (in excess of realized capital gains).............         0.00            (0.00)            0.00              0.00*
                                                                     ----------       ----------       ----------       -----------
        Total distributions.......................................         0.00            (0.34)           (0.05)            (0.73)
Net asset value, end of period....................................  $     10.58       $    10.21       $     9.51       $      9.72
                                                                     ==========       ==========       ==========       ===========
        Total return..............................................         3.62%           10.89%           (2.68%)+++         8.18%
Ratios/Supplemental Data
Net assets, end of period.........................................  $16,383,300       $8,555,893       $1,204,231       $20,036,097
Ratio of net investment income to average net assets..............         5.59%            6.10%            5.43%+++          5.06%
Ratio of expenses to average net assets...........................         0.55%            0.74%            0.57%+++          0.53%
Portfolio turnover rate...........................................        12.52%            0.28%            7.82%            41.01%

                                                                                        FOR THE
                                                                                        PERIOD
                                                                   FOR THE YEARS        MAY 1,
                                                                       ENDED            1991**
                                                                    DECEMBER 31,        THROUGH
                                                                    -----------        DEC. 31,
                                                                       1992              1991
                                                                    -----------       -----------
Net asset value, beginning of period..............................  $     10.70       $     10.00
                                                                    -----------       -----------
Income from investment operations
  Net investment income...........................................         1.00              0.27
  Net gains (losses) on investments (both realized and
    unrealized)...................................................        (0.25)             0.70
                                                                    -----------       -----------
        Total from investment operations..........................         0.75              0.97
Less distributions
  Dividends (from net investment income)..........................        (1.00)            (0.27)
  Distributions (from realized capital gains).....................        (0.79)             0.00
  Distributions (in excess of realized capital gains).............         0.00              0.00
                                                                    -----------       -----------
        Total distributions.......................................        (1.79)            (0.27)
Net asset value, end of period....................................  $      9.66       $     10.70
                                                                    ===========       ===========
        Total return..............................................         7.01%             9.70%++
Ratios/Supplemental Data
Net assets, end of period.........................................  $19,096,791       $42,235,195
Ratio of net investment income to average net assets..............         6.25%             5.75%+
Ratio of expenses to average net assets...........................         0.50%             0.43%+
Portfolio turnover rate...........................................        28.28%           151.81%

---------------
 *   Less than $.01 per share.

 **  Commencement of operations.

 +   Annualized

 ++  Average Annual

+++ Annualized since Portfolio was dormant from June 24, 1994 to November 18, 1994.

                             STRUCTURE OF THE FUND

     The Fund, a Maryland corporation organized on December 14, 1984, currently is composed of seven different Portfolios that are, in effect, separate investment funds: the Equity Income Portfolio, the Equity Growth Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Government Securities Portfolio, the Money Market Portfolio, and the Diversified Portfolio. Until November 18, 1994, the Government Securities Portfolio had been known as the Intermediate Government Bond Portfolio. The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio will have a pro-rata interest in the assets of that Portfolio and will have no interest in the assets of any other Portfolio. Each Portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management or its investment policies or practices.

     Shares of the Fund allocated to Keynote were presented for redemption in kind on June 24, 1994. This redemption is as a result of the sale by MONY of its group pension operation to AEGON USA, Inc. ("AEGON") and the transfer of group annuity contracts, the purchase payments for which are allocated to Keynote, to a wholly-owned life insurance subsidiary of AEGON. As a part of the agreement of sale, shares of another series mutual fund were substituted for shares of the Fund allocated to Keynote.

              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

     Each Portfolio of the Fund has a different investment objective which it pursues through separate investment policies as described below. Since each Portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. The Fund may in the future establish other Portfolios with different investment objectives.

     The investment objectives of each Portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (ii) more than 50 percent of the outstanding Portfolio shares). The policies by which a Portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Fund without shareholder approval.

     Each Portfolio has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the Portfolio, in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a Portfolio.

     There is no guarantee that any of the objectives of any Portfolio will be met. The following paragraphs describe the investment objectives, policies and portfolio turnover rates of each Portfolio.

EQUITY INCOME PORTFOLIO

     The primary objective of the Equity Income Portfolio is a high level of current income with capital appreciation as the secondary objective.

     The Equity Income Portfolio will seek to achieve this objective by following the policy of investing primarily in a diversified portfolio of common stocks. The stocks will have relatively high current yields, and their prices should be less volatile than those held in the Equity Growth Portfolio. Investments in the Equity Income Portfolio may also include securities convertible into common stock, preferred stock, debt securities and short-term obligations. The Equity Income Portfolio seeks to achieve this objective by following the policy of investing primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. These stocks will be selected principally because of their dividend yield. During periods when stock prices decline generally, the prices of stocks held in the Equity Income Portfolio may also decline.

     A portion of the Equity Income Portfolio may be invested in short-term debt obligations of the kind held in the Money Market Portfolio, as described in Appendix A, in order to make effective use of cash reserves pending investment in common stocks and other securities.

     The annual portfolio turnover rate for the Equity Income Portfolio is not likely to exceed 100 percent.

EQUITY GROWTH PORTFOLIO

     The primary objective of the Equity Growth Portfolio is a high level of capital appreciation with current income as the secondary objective.

     The Equity Growth Portfolio will seek to achieve this objective by following the policy of investing primarily in a diversified portfolio of common stocks. The stocks will be selected based on their potential for above average growth in earnings and dividends. Investments in the Equity Growth Portfolio may also include securities convertible into common stock, preferred stock, debt securities and short-term obligations. The Equity Growth Portfolio seeks to achieve this objective by following the policy of investing primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. These stocks will be selected principally for their potential appreciation over the longer term. The effort to achieve a higher return necessarily involves accepting somewhat greater risk. During periods when stock prices decline generally, it can be expected that the value of the Equity Growth Portfolio will also decline.

     A portion of the Equity Growth Portfolio may be invested in high-quality, short-term debt obligations of the kind held in the Money Market Portfolio, as described in Appendix A, in order to make effective use of cash reserves pending investment in common stocks and other securities.

     The annual portfolio turnover rate for the Equity Growth Portfolio is not likely to exceed 100 percent.

INTERMEDIATE TERM BOND PORTFOLIO

     The objective of the Intermediate Term Bond Portfolio is to maximize income over the intermediate term consistent with preservation of capital.

     The Intermediate Term Bond Portfolio seeks to achieve this objective by following the policy of investing in (i) debt securities which, at the time of purchase, have a rating within the four highest grades as determined by either Moody's Investors Service, Inc. or Standard & Poor's Corporation as described in Appendix B; (ii) obligations of the U.S. Government, its agencies or instrumentalities; and (iii) high-quality, short-term obligations as described in Appendix A. The Intermediate Term Bond Portfolio will be managed so as to maintain a dollar-weighted average life of between 4 and 8 years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the average life of the Intermediate Term Bond Portfolio will vary to reflect the Investment Adviser's assessment of prospective changes in interest rates, so that the Intermediate Term Bond Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Investment Adviser's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the Portfolio will decline. Because of their relatively shorter maturities, the value of the bonds in this Portfolio will be less sensitive to changes in interest rates than the longer-term bonds held in the Long Term Bond Portfolio and similar to the bonds held in the Government Securities Portfolio. Thus, compared to the Long Term Bond Portfolio, there will be less of a risk that the value of the securities held in the Intermediate Term Bond Portfolio will decline, but not as much of a likelihood for greater appreciation in value. Compared to the Government Securities Portfolio, there will be a similar risk that the value of the securities held in the Intermediate Term Bond Portfolio will decline and a similar likelihood for appreciation in value.

     The annual portfolio turnover rate of the Intermediate Term Bond Portfolio is not likely to exceed 100 percent.

LONG TERM BOND PORTFOLIO

     The objective of the Long Term Bond Portfolio is to maximize income over the longer term consistent with preservation of capital.

     The Long Term Bond Portfolio seeks to achieve this objective by following the policy of investing in (i) debt securities which, at the time of purchase, have a rating within the four highest grades as determined by either Moody's Investors Service, Inc. or Standard & Poor's Corporation as described in Appendix B; (ii) obligations of the U.S. Government, its agencies or instrumentalities; and (iii) high-quality, short-term obligations as described in Appendix A. The Long Term Bond Portfolio will be managed so as to maintain a dollar-weighted average life of in excess of 8 years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the average life of the Long Term Bond Portfolio will vary to reflect the Investment Adviser's assessment of prospective changes in interest rates, so that the Long Term Bond Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Investment Adviser's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the Long Term Bond Portfolio will decline. Because of their relatively longer maturities, the value of the bonds in this Portfolio will be more sensitive to changes in interest rates than the relatively shorter-term bonds held in the Intermediate Term Bond Portfolio and the Government Securities Portfolio. Thus, compared to the Intermediate Term Bond Portfolio and the Government Securities Portfolio, there will be more of a risk that the value of securities held in the Long Term Bond Portfolio will decline, but more of a likelihood for greater appreciation in value.

     The annual portfolio turnover rate of the Long Term Bond Portfolio is not likely to exceed 100 percent.

GOVERNMENT SECURITIES PORTFOLIO

     The primary objective of the Government Securities Portfolio is to maximize income over the intermediate term consistent with preservation of capital.

     The Government Securities Portfolio will seek to achieve this objective by following a policy of investing in highly-rated debt securities of the United States government and its agencies; and money market instruments. The Government Securities Portfolio will be managed so as to maintain a dollar-weighted average life of up to ten years at time of purchase.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the average life of the Government Securities Portfolio will vary to reflect the Investment Adviser's assessment of prospective changes in interest rates, so that the Government Securities Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Investment Adviser's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the Government Securities Portfolio will decline. Because of their relatively shorter maturities, the value of the bonds in this Portfolio will be less sensitive to changes in interest rates than the relatively longer-term bonds held in the Long Term Bond Portfolio. Because of the relatively similar maturities, the value of the bonds in this Portfolio will be similar to changes in interest rates in the Intermediate Term Bond Portfolio. Thus, compared to the Long Term Bond Portfolio, there will be less of a risk that the value of securities held in the Government Securities Portfolio will decline, but not as much of a likelihood for greater appreciation in value. Compared to the Intermediate Term Bond Portfolio, there will be a similar risk that the value of securities held in the Government Securities Portfolio will decline and a similar likelihood for appreciation in value.

     The annual portfolio turnover rate of the Government Securities Portfolio is not likely to exceed 100 percent. For 1991, the portfolio turnover rate exceeded 100 percent. The Government Securities Portfolio commenced operation on May 1, 1991. On June 24, 1994, the Keynote Series Account requested redemption of all shares of this Portfolio. Effective on and after November 18, 1994, shares of the Portfolio will be offered to MONY America and MONY for allocation to MONY America Variable Account A and MONY Variable Account A to fund Flexible Payment Variable Annuity Contracts issued by those companies and to MONY America and MONY for allocation to MONY America Variable Account L and to MONY Variable Account L to fund Flexible Premium Variable Life Insurance Policies issued by those companies. As this Portfolio is, in effect, a start-up fund, a larger than normal number of transactions can be expected as the fund matures, and, therefore, the additional transaction expenses associated with high portfolio turnover rates may adversely impact purchasers of this Portfolio's shares.

MONEY MARKET PORTFOLIO

     The objective of the Money Market Portfolio is to maximize current income consistent with the preservation of capital and maintenance of liquidity.

     The Money Market Portfolio seeks to achieve this objective by following the policy of investing primarily in money market instruments denominated in U.S. dollars that mature in 397 days or less from the date the Money Market Portfolio acquires them. Money market instruments include short-term obligations of the U.S. Government, its agencies or instrumentalities, of domestic and foreign (if U.S. Dollar denominated) corporations and of banks. They also include commercial paper and other corporate obligations of both domestic and foreign (if U.S. Dollar denominated) corporations. The Money Market Portfolio may also enter into repurchase and reverse repurchase agreements. A detailed description of the money market instruments in which the Money Market Portfolio may invest, of the repurchase and reverse repurchase agreements it may enter into, and of the risks associated with those instruments and agreements may be found in Appendix A. The dollar-weighted average life to maturity of the securities held by the Money Market Portfolio is expected to be less than 90 days.

     Because of the high-quality, short-term nature of the Money Market Portfolio's holdings, increases in the value of an investment in the Portfolio will be derived almost entirely from interest on the securities held by it.

     The Money Market Portfolio will attempt, consistent with preservation of capital, to achieve the highest possible yield from its investments. Yield with respect to the Money Market Portfolio normally will fluctuate, sometimes substantially, on a daily basis and is affected by changes in interest rates on money market instruments, average portfolio maturities, the type and quality of portfolio securities held, and the expenses of the Money Market Portfolio. Therefore, the yield for any given past period should not be considered as representative of the yield for any future period.

     Because of the short term nature of the securities in which the Money Market Portfolio will invest, and because the Portfolio's investments will be constantly changing in response to market conditions, an annual portfolio turnover rate for the Money Market Portfolio would not be meaningful and will not be determined. The Rules of the Securities and Exchange Commission reflect that such calculations would not be meaningful and, therefore, do not require calculation of turnover rates for securities with a maturity of one year or less.

DIVERSIFIED PORTFOLIO

     The objective of the Diversified Portfolio is a high total investment return consistent with a diversified portfolio having a managed mix of common stocks, bonds and money market instruments. The Investment Adviser will determine the proportions of each type of investment to achieve an asset mix it believes appropriate for an investor who desires diversification of investment. The Investment Adviser will vary the proportion of each type of asset in the Diversified Portfolio according to changes in economic conditions and the sensitivity of each type of investment to those changes.

     The Diversified Portfolio will seek to achieve this objective by investing in stocks and other equity securities of the kind purchased by the Equity Income Portfolio and Equity Growth Portfolio, bonds and other fixed-income securities of the kind purchased by the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio and the Government Securities Portfolio, and money market instruments of the kind purchased by the Money Market Portfolio. These investments will be made in proportions that the Investment Adviser feels appropriate. These asset allocation decisions will be reviewed by the Investment Adviser as necessary, given market conditions. The decision about how much to allocate to each particular type of asset will be based on the Investment Adviser's outlook for the economy, the financial markets and its judgment about the relative attractiveness of each asset type.

     The overall annual portfolio turnover rate for the Diversified Portfolio is not likely to exceed 100 percent. Neither the equity portion nor the bond portion of the Diversified Portfolio is likely to have an annual turnover rate exceeding 100 percent. No annual portfolio turnover rate may be accurately predicted for the portion of the Portfolio invested in money market instruments because of the short-term nature of these securities and because the Diversified Portfolio's proportion of investment in money market instruments will be constantly changing in response to market conditions.

              INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS

     The Fund has adopted restrictions relating to the investment of assets of the Portfolios and their activities. The investment restrictions are fundamental policies and may not be changed without the approval of a majority vote of the outstanding shares (as defined above at page 11) of each of the Portfolios affected. (See VOTING RIGHTS at page 23.) These investment restrictions, which apply to the Fund's seven current Portfolios, may be different for any new portfolios that the Fund may create in the future.

     Some of the Fund's investment restrictions have the effect of limiting certain practices, while, however, allowing a portion of a Portfolio's net assets to be at risk. These investment restrictions are:

          1. The Portfolios will not purchase real estate or real estate mortgages, except that the right is reserved for each Portfolio to purchase and sell securities which are secured by real estate or real estate mortgages and securities of real estate investment trusts or other issuers that invest or deal in the foregoing. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not prohibit the Fund in the future from establishing one or more real estate portfolios.

          2. Loans, both short and long term, may be made by a Portfolio only through the purchase or acquisition of privately placed bonds, debentures, notes or other evidences of indebtedness that may or may not be convertible into stock of a type customarily acquired by institutional investors, provided, however, that no such purchase or acquisition will be made if, as a result thereof, more than 10 percent of the value of the Portfolio's assets would be so invested. Repurchase agreements are not subject to this restriction.

          3. Borrowing of money will not be made by any Portfolio, except as a temporary position for emergency purposes (to facilitate redemptions but not for leveraging or for investment) and then only from banks in an amount not exceeding 10 percent of the value of a Portfolio's assets (including the amount borrowed) less liabilities (not including the amount borrowed as a result of the borrowing) at the time such borrowing is made, and during any period when outstanding indebtedness for money borrowed shall exceed 5 percent of the value of its total assets, the Portfolio will make no purchases of securities.

          4. In general, the Portfolios will not invest more than 10 percent of any Portfolio's total assets in illiquid assets, including illiquid restricted securities, repurchase agreements maturing in more than seven days, and nonnegotiable time deposits maturing in more than seven days.

     More detailed information about these investment restrictions, as well as other investment restrictions applicable to the Portfolios, is contained in the Statement of Additional Information (INVESTMENT RESTRICTIONS). In addition, the Fund intends to comply with the various requirements of the Internal Revenue Code to qualify as a "regulated investment company" under the Code. For a description of these requirements see FEDERAL INCOME TAX STATUS on page 17.

LOANS OF PORTFOLIO SECURITIES

     Each Portfolio may from time to time lend the securities it holds to broker-dealers, provided that the aggregate value of the securities so lent by any Portfolio does not exceed 10 percent of the value of that Portfolio's assets and further provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the Portfolio will continue to receive the interest and dividends, or amount equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

     The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

     No Portfolio will lend securities to broker-dealers affiliated with the Fund or MONY. This will not affect the Fund's ability to maximize a Portfolio's securities lending opportunities.

STATE LAW RESTRICTIONS

     The investments of Keynote and the MONY Variable Accounts, and the MONY America Variable Accounts are subject to the provisions of the New York and Arizona insurance law, respectively, applicable to the investments of life insurance company separate accounts. Although these state law investment restrictions do not apply directly to the Fund, the Portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.

     Under pertinent provisions of New York law, as they currently exist, the assets of Keynote and the MONY Variable Accounts may be invested in any investments (1) permitted by agreement between these Variable Accounts and their Contract holders and (2) acquired in good faith and with that degree of care in acquiring investments that an ordinarily prudent person in a like position would use under similar circumstances. The only agreement with Contract holders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the Contracts, namely that the Variable Accounts will invest only in shares of the Fund. The investment of the assets of the Fund are subject to the investment objectives, policies and restrictions applicable to the Portfolios, as described in this Prospectus (see INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS at page 11 and INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS at page 15) and in the Statement of Additional Information (INVESTMENT RESTRICTIONS).

     The pertinent provisions of Arizona law, as they currently exist, are in summary form as follows:

     The assets of variable accounts established by MONY America may be invested in any investments that are of the kind permitted and that satisfy the qualitative requirements, but without regard to quantitative restrictions. Bonds, debentures, notes, commercial paper and other evidences of indebtedness, and preferred, guaranteed or preference stocks must have received an investment grade rating approved by the Director of Insurance. Funds may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10 percent of assets and not exceeding 2 percent of assets as to any one such investment.

     Although compliance with New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes limits applicable to the Variable Accounts, in addition to any imposed by New York and Arizona law, the Fund will comply with such further investment limits.

FEDERAL INCOME TAX STATUS

     The Fund and each of its Portfolios intend to qualify as "regulated investment companies" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for treatment as regulated investment companies, the Fund and each of its Portfolios must, among other things, satisfy the following requirements:

          1. At least 90 percent of the gross income of each of the Portfolios must be derived from dividends, interest, payments with respect to securities loans (as defined in section 512(a)(5) of the Code), and gains from the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the Investment Company Act of 1940, as amended) or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. For purposes of meeting this requirement, foreign currency gains which are not ancillary to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income.

          2. Each Portfolio must derive less than 30 percent of its gross income in each taxable year from the sale or other disposition of stock, securities held for less than 3 months, options, futures, forward contracts, or foreign currency gains not related to a Portfolio's principal business of investing in stock or securities. No portfolio will be disqualified under this test by reason of sales resulting from abnormal redemptions on any day occurring before the close of the fifth business day after such day if the sum of the percentages of assets redeemed, for any day on which such percentage exceeds 1% for the day in question and any prior day in the taxable year exceeds 30% and the Fund would meet this test if all its portfolios were treated as a single company.

          3. At the close of each calendar quarter, at least 50 percent of the value of the total assets of each of the Portfolios must be represented by cash and cash items (including receivables), Government securities, securities of other regulated investment companies, and other securities (limited for each portfolio in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of that Portfolio and to not more than 10 percent of the outstanding voting securities of the issuer).

          4. At the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of any one issuer except that this limitation shall not apply to Government securities or securities of other regulated investment companies. In addition, at the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of 2 or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

     For substantially all federal income tax purposes, each Portfolio of the Fund is a separate entity. This means that the investment results of each Portfolio will be calculated separately from those of the other Portfolios for purposes of determining whether each Portfolio qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss) and net realized capital gains (or losses).

     For information regarding the federal income tax implications of the Fund and its Portfolios qualifying as a regulated investment company, see DIVIDENDS, DISTRIBUTIONS AND TAXES at pages 24.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code Sections and Treasury Regulations. The Code and these Regulations are subject to change by legislative, administrative or judicial actions.

                             MANAGEMENT OF THE FUND

     The Board of Directors of the Fund is responsible for the management of the business of the Fund under the laws of the State of Maryland, and it is primarily responsible for reviewing the activities of the investment adviser.

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES

     The Fund has entered into an Investment Advisory Agreement with MONY America under which MONY America will carry on the overall day-to-day management of the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund, and provide investment advice and related services for each of those Portfolios. If the Fund creates new portfolios in the future, MONY America may be appointed to act as investment adviser and manager for those portfolios, as well, or the Fund may appoint a different investment adviser for any new portfolio.

     MONY America receives an investment management fee as compensation for its services to the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund. The fee is a daily charge equal to an annual rate of .40 percent of the first $400 million of the aggregate average daily net assets of those Portfolios, .35 percent of the next $400 million of the aggregate average daily net assets of those Portfolios, and .30 percent of the aggregate average daily net assets of those Portfolios in excess of $800 million. Each daily charge for the fee is divided among those Portfolios in proportion to their net assets on that date. MONY America has agreed to bear all expenses (i) for the Fund's organization, (ii) related to initial registration and qualification under federal and state securities laws, (iii) associated with calculating net asset value of the Portfolios, and (iv) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America. All other expenses will be borne by the Fund, including any extraordinary or non-recurring expenses. With respect to the expenses of preparing, printing and mailing prospectuses, see PURCHASE AND REDEMPTION OF SHARES at page 21. MONY America has agreed to reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any Portfolio in any calendar year exceed the most restrictive expense limitations then in effect under any state securities law or regulations. Under the most restrictive state regulations currently in effect, the Adviser would be required to reimburse the Fund for investment management fees received by the Adviser from the Fund, to the extent that any Portfolio's aggregate ordinary operating expense (excluding interest, taxes, brokerage fees and commissions, and extraordinary charges such as litigation costs) exceed in any fiscal year 2.5 percent of the first $30,000,000 of average daily net assets of such Portfolio, 2.0 percent of the next $70,000,000 of average daily net assets of such Portfolio, and 1.5 percent of the average daily net assets of such Portfolio in excess of $100,000,000. No fee payments would be made to MONY America with respect to any Portfolio during any calendar year to the extent that those payments would cause that Portfolio's expenses to exceed the expense limitations applicable to the Portfolio.

     MONY America, a wholly-owned subsidiary of MONY, is registered as an investment adviser under the Investment Advisers Act of 1940 and, prior to registration in 1985, had not performed services as an investment adviser. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies, and equipment in order to carry out many of its duties to provide investment management services under the Investment Advisory Agreement. MONY America pays MONY for such services.

     Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be deemed to be an investment adviser of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address, as well as that of the Investment Adviser, is 1740 Broadway, New York, New York 10019.

     Although MONY America's lack of previous experience in advising a mutual fund might be considered a risk factor, it is anticipated that many of MONY America's duties will be carried out by MONY and its personnel under the Services Agreement and therefore MONY's experience as an investment manager should also be considered. MONY is a mutual life insurance company organized under the laws of New York in 1842 and licensed to do business in all fifty states, the District of Columbia, Puerto Rico, the Virgin Islands and certain Canadian provinces. MONY manages the investment of assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services to MONY Advisers, Inc. (a wholly-owned subsidiary of MONY) which acted as investment adviser to The MONY Fund, Inc., a registered diversified open-end management investment company. As of December 31, 1996, total assets under management in the accounts managed by MONY were approximately $20.2 billion and included common stocks with a value of approximately $952 million, long and medium term publicly-traded fixed income securities with a value of approximately $7.1 billion, and short-term debt obligations with a value of approximately $415 million. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.

     The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on January 2, 1985 and continuance for an additional year was most recently approved on February 20, 1997. The Services Agreement was similarly approved on January 2, 1985 and continuance for an additional year was most recently approved by the Fund's Board of Directors on February 20, 1997. Both Agreements will continue in effect if approved annually by (1) a majority of the non-interested directors (as defined by the 1940 Act) of the Fund's Board of Directors, and (2) a majority of the entire Board of Directors or a majority vote of the voting shares of each Portfolio. If a majority of the voting shares of any Portfolio vote to approve both Agreements, they will remain in effect with respect to that Portfolio, even if they are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The Agreements are not assignable. The Investment Advisory Agreement may be terminated without penalty upon 60 days' notice by the Fund's Board of Directors or by a majority vote of its shareholders, and upon 90 days' notice by the Investment Adviser. The Services Agreement may be terminated without penalty upon 60 days' notice by either party.

     MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. When investment opportunities arise that may be appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts, MONY America or MONY and their personnel will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which MONY America or MONY acts or may act as investment manager or adviser, including for their own accounts, have different investment objectives and positions, MONY America or MONY may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

RESPONSIBILITY FOR DAY-TO-DAY MANAGEMENT OF THE FUND

     As investment adviser, MONY America is responsible for the day-to-day management of each of the Portfolios of the Fund. Investment decisions are made by a committee of the investment adviser.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

     Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 is the custodian of the securities held by the Portfolios of the Fund, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. The Fund acts as its own transfer agent and dividend-disbursing agent.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares in the Fund are currently being offered continuously, without sales charge at the Fund level, at prices equal to the respective net asset values of the Portfolios to MONY and MONY America for allocation to the Variable Accounts to fund benefits payable under the Contracts described in the attached prospectus. The Fund sells its shares through MONY Securities Corp. ("MSC") (which acts as "principal underwriter" of the Contracts and therefore of the shares of the Fund) to MONY and MONY America, for allocation to the Variable Accounts. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. It is expected that there will be no distribution expenses for the Fund, other than expenses for preparing, printing and mailing prospectuses. These expenses, and any other distribution expenses, will be borne by MSC pursuant to an underwriting agreement that will comply with pertinent provisions of the 1940 Act and rules of the Securities and Exchange Commission under that Act. The Fund may at some later date also offer its shares to other separate accounts of MONY, MONY America, or other MONY subsidiaries.

     The Fund is required to redeem all full and fractional shares of the Fund for cash within seven days of receipt of proper notice of redemption. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

     The right to redeem shares or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Portfolio.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each Portfolio will be determined by the Investment Adviser once daily immediately after the declaration of dividends, if any, at a time to be determined by the Fund's Board of Directors, currently 4:00 p.m. New York City time, on each day during which the New York Stock Exchange is open for business or on any other day in which there is sufficient trading in the securities held by a Portfolio to result in a material change in the value of such shares. The net asset value per share of each Portfolio except the Money Market Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that Portfolio at such time. Expenses, including the investment management fee payable to MONY America, are accrued daily.

     High-quality, short-term debt obligations held in any of the Portfolios with a remaining maturity of 60 days or less will be valued on an amortized-cost basis. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors will review obligations being valued under this method where credit or other factors may indicate the method is not appropriate or where the rules of the Securities and Exchange Commission require such examination. Short-term debt obligations with a remaining maturity of more than 60 days will be valued in the same way as are debt securities held in the Intermediate Term Bond, Long Term Bond and Government Securities Portfolios, as described below in "Valuation of Intermediate Term Bond, Long Term Bond and Government Securities Portfolios".

VALUATION OF EQUITY INCOME AND EQUITY GROWTH PORTFOLIOS

     The net asset value of the securities held in Equity Income and Equity Growth Portfolios, other than short-term obligations valued on an amortized-cost basis, will be determined in the following manner. Each security traded on a national securities exchange will be valued at the price which, on the date of valuation, is the last sales price (or the last bid price if there were no sales of the security on that day) on the New York Stock Exchange, or if not traded on the New York Stock Exchange, such last sales or bid price on the principal exchange on which such security is traded at the time of close of the New York Stock Exchange. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the value will be the last bid price available at the time of close of the New York Stock Exchange, except that the securities for which quotations are furnished through a nationwide automated quotation system approved by the NASDAQ will be valued at the closing best bid price so furnished on the date of valuation.

VALUATION OF INTERMEDIATE TERM BOND, LONG TERM BOND AND GOVERNMENT SECURITIES PORTFOLIOS

     In determining the net asset value of securities held in the Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios, securities will be valued based on a decision as to the broadest and most representative market for such security. The value will be based on either (i) the last available sale price on a national securities exchange, (ii) in the absence of recorded sales, the average of readily available closing bid and asked prices on national securities exchanges, or (iii) the average of the quoted bid and asked prices in the over-the-counter market. Securities or assets for which market quotations are not readily available will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors of the Fund.

VALUATION OF MONEY MARKET PORTFOLIO

     The net asset value of shares of the Money Market Portfolio will normally remain at $1.00 per share, because the net investment income of this Portfolio (including realized and unrealized gains and losses on Portfolio holdings) will be declared as a dividend each time the Portfolio's net income is determined (see DIVIDENDS, DISTRIBUTIONS AND TAXES, at page 23). If in the view of the Board of Directors of the Fund it is inadvisable to continue to maintain the net asset value of the Money Market Portfolio at $1.00 per share, the Board reserves the right to alter the procedure. The Fund will notify Shareholders of any such alteration.

     The Fund will value all short-term debt obligations held in the Money Market Portfolio on an amortized-cost basis. The regulations of the Securities and Exchange Commission (SEC) require that, as a condition for using amortized cost valuation, the Money Market Portfolio (i) maintain a dollar-weighted average portfolio maturity not exceeding 90 days, and (ii) limit its portfolio investments to those United States dollar-denominated instruments determined to present minimal credit risks and which at the time of acquisition are Eligible Securities. Eligible Securities include any security (i) issued with, or with a remaining maturity of, 397 days or less which is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in one of the two highest rating categories for short-term debt obligations; or (ii) the issuer of which does not have any securities which have a short term rating but which security is (x) comparable in priority and security to a security which has been rated in one of the two highest rating categories for short term debt obligations by an SEC designated statistical rating organization, and (y) not a security which had an original maturity in excess of 397 days and which received a rating as a long term debt obligation from such a rating organization that was not within the two highest rating categories. In the event of sizable changes in interest rates, however, the value determined by amortized cost valuation may be higher or lower than the price that would be received if the obligation were sold. On these occasions (if any should occur) as a further condition to using amortized-cost valuation, procedures have been established by the Board of Directors to determine whether the deviation might be enough to affect the value of shares in the Money Market Portfolio by more than one-half of one percent, and if it does, an appropriate adjustment will be made in the value of the obligations.

VALUATION OF DIVERSIFIED PORTFOLIO

     In determining the net asset value of the Diversified Portfolio, the method of valuation of a security will depend on the type of investment involved. A security which is a common stock will be valued in the same way as securities held in the Equity Income Portfolio or Equity Growth Portfolio; a security which is an intermediate or long-term fixed income security in the same way as securities held in the Intermediate Term Bond Portfolio, Long Term Bond Portfolio, and Government Securities Portfolio, and short-term debt obligations held in the Diversified Portfolio (other than those valued on an amortized-cost basis) will be valued in the same way as debt securities held in the Intermediate Term Bond Portfolio, Long Term Bond Portfolio or Government Securities Portfolio.

                               SHARES IN THE FUND

     The authorized capital stock of the Fund consists of 2 billion shares, par value $.01 per share. The shares of capital stock are divided into seven classes: Equity Income Portfolio Capital Stock (150 million shares); Equity Growth Portfolio Capital Stock (150 million shares); Intermediate Term Bond Portfolio Capital Stock (150 million shares); Long Term Bond Portfolio Capital Stock (150 million shares); Government Securities Portfolio Capital Stock (150 million shares); Money Market Portfolio Capital Stock (250 million shares); and Diversified Portfolio Capital Stock (150 million shares). The Fund may in the future allocate some of the remaining authorized shares to these classes, or create new classes of capital stock corresponding to new portfolios and allocate some of the remaining authorized shares to such new classes and then issue shares of such new classes. Each share of stock will have a pro-rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under PURCHASE AND REDEMPTION OF SHARES at page 21. The shares of each Portfolio, when issued, will be fully paid and non-assessable, will have no preemptive, conversion, exchange or similar rights, and will be freely transferable. The shares do not have cumulative voting rights. Holders of more than 50 percent of the shares of the Fund voting for the election of directors can, if they choose to do so, elect all of the Fund's directors, and in such event the holders of the remaining shares would not be able to elect any directors.

     MONY provided the initial capital for each of the Fund's Portfolios. MONY held shares attributable to its initial capital investment. At December 31, 1993, MONY had redeemed all shares attributable to its initial capital investment, except that MONY provided $1,000,000 in capital to the Government Securities Portfolio on November 18, 1994. Additional shares may be acquired by MONY during the Fund's operation or any new portfolio's start-up period. The acquisition of shares by MONY will enable the Portfolios (or any new portfolios) to avoid an unrealistically poor investment performance that might otherwise result because the amounts available for investment were too small, as well as to satisfy the net worth requirements of the 1940 Act. MONY may also acquire additional shares through dividend reinvestment in connection with the shares acquired during the start-up period. Any shares acquired by MONY (other than for allocation to MONY Variable Account A, MONY Variable Account L, MONY Variable Account S, or the Keynote Series Account) will be acquired for investment and can be disposed of only by redemption. They will not be redeemed by MONY until the other assets of the Portfolios are large enough so that redemption will not have an adverse effect upon investment performance. MONY will vote these shares in the same proportion as the shares held in the Variable Accounts, which generally are voted in accordance with the instructions of Contract holders.

VOTING RIGHTS

     All shares of capital stock of the Fund have equal voting rights (regardless of the net asset value per share) except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each outstanding share of each Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that Portfolio and, upon dissolution or liquidation, in the Portfolio's net assets after satisfying outstanding liabilities.

     The voting rights of Contract holders, and limitations on those rights, are explained in the accompanying prospectus for the Contract. MONY and MONY America as the owners of the assets in the Variable Accounts, are entitled to vote all of the shares of the Fund attributable to the Variable Accounts, but they will generally do so in accordance with the instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The Fund might under these circumstances be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims that such control exists.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund and each of its portfolios intend to qualify as "regulated investment companies" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For a description of the restrictions that apply to qualifying as a regulated investment company, see FEDERAL INCOME TAX STATUS at page 17. Under those provisions, the Fund and each of its portfolios will not be subject to federal income tax on the portion of its net ordinary income and net realized capital gains that each portfolio distributes to MONY and MONY America, for allocation to the Variable Accounts or to MONY with respect to shares acquired with initial or additional capital. Since the only shareholders of the Fund will be MONY and MONY America there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the Contract holders, see the attached prospectus for the Contracts.

     The Fund intends to distribute as dividends substantially all the net ordinary income, if any, of each Portfolio. For dividend purposes, net ordinary income of each Portfolio, other than the Money Market Portfolio and the short-term debt portion of any other Portfolio, consists of (i) all dividends received (other than stock dividends), (ii) plus all interest and other ordinary income accrued, (iii) plus all short-term capital gains realized, (iv) less the expenses of such Portfolio (including fees payable to the Investment Adviser). Net ordinary income of the Money Market Portfolio and the short-term debt portion of any other Portfolio consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus all realized net short-term capital gains, (iii) less the expenses of the Portfolio (including the fees payable to the Investment Adviser). Dividends on the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of the Portfolio. Shares corresponding to the Money Market Portfolio will begin accruing dividends on the day following the date on which they are issued. Dividends from investment income of the other Portfolios will be declared and reinvested in additional full and fractional shares annually, although the Fund may make distributions more frequently, except that MONY may elect to receive dividends on the shares acquired to provide operating capital in cash.

     The Fund will normally declare and distribute annually all net realized capital gains of each portfolio of the Fund (other than short-term gains of the Money Market Portfolio, which are declared as dividends daily). In determining the amount of capital gains to be distributed, the realized capital gains and losses of each of the Portfolios are calculated separately. This will not cause any of the Portfolios to have a different investment performance than it would if it were taxed, together with the other Portfolios, as a single investment company and it will not affect the value of Contract holders' interests under the Contracts.

     The Fund and each of its Portfolios intend to declare dividends for each calendar year payable to shareholders of record as of a specified date and distribute such dividends in March of the following calendar year. In determining the capital gains distribution, the Fund and each of its Portfolios will calculate net realized capital gains for each calendar year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code Sections and Treasury Regulations. The Code and these Regulations are subject to change by legislative, administrative or judicial actions.

SHAREHOLDER REPORTS AND INQUIRIES

     The Fund will send each shareholder, at least annually, reports showing as of a specified date the number of shares in each Portfolio credited to the shareholder. The Fund will also send Contract holders semiannual reports showing the financial condition of the Portfolios and the investments held in each. The annual report may take the form of an updated copy of the Prospectus.

                  CALCULATION OF PERFORMANCE OF THE PORTFOLIOS

     From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

     Money Market Portfolio. The performance data for this Portfolio will reflect the "yield" and "effective yield". The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     All Other Portfolios. The performance data for the Portfolios will reflect the "yield" and "total return". The "yield" of each of the Portfolios (except for a 7 day period for the Money Market Portfolio) refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value on the last day of the period. "Total return" for each of these Portfolios refers to the return a Shareholder would receive during the period indicated if a $1,000 investment was made the indicated number of years ago. It reflects investment results less charges and deductions of the Fund. Returns for periods exceeding one year reflect the average annual total return for such period. Total return data may also be shown for larger investments which would reflect the average size purchase payment made for Contracts, the purchasers of which may allocate purchase payments to Subaccounts which purchase shares of the Portfolios of the Fund.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index and the Shearson Lehman Brothers, Government/Corporate Index, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis for comparison.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information, including the Statement of Additional Information, shareholders may also contact the Fund's office at the address or at the phone number set forth on the cover of this Prospectus.

                                                                      APPENDIX A

                      SECURITIES IN WHICH THE MONEY MARKET
                         PORTFOLIO MAY CURRENTLY INVEST

     The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, may invest in the following short-term, debt securities regularly bought and sold by financial institutions:

          1. U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government, obligations of U.S. agencies or instrumentalities which are backed by the U.S. Treasury, and obligations issued or guaranteed by U.S. agencies or instrumentalities and backed solely by the issuing agency or instrumentality. These are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, the Federal Home Loan Bank and the Government National Mortgage Association. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Treasury. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

          2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of any bank organized under the laws of the United States or any state thereof or of foreign branches of such banks or foreign banks, provided that such bank has, at the time of the Portfolio's investment, total assets of at least $1 billion or the equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market and Yankee certificates of deposit. "Eurodollars" are dollars deposited in banks outside the United States and Yankee certificates of deposit are certificates of deposit denominated in U. S. dollars and issued in the United States by the domestic branch of a foreign bank and are primarily traded in the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, foreign branches of domestic banks and foreign banks may not be subject to the same accounting, auditing and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign branch or foreign bank might be difficult to obtain or enforce. Yankee certificates have risks substantially similar to those of Eurodollar certificates.

          "Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

          3. Commercial paper issued by corporations which at the date of investment is rated (a) by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations or, (b) if not rated, issued by domestic or foreign corporations which have an outstanding senior long-term debt issue rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations. "Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. If the commercial paper is issued by a foreign corporation, it must be U.S. Dollar denominated.

          4. Other corporate obligations issued by domestic or foreign corporations which at the date of investment are rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations. "Corporate obligations" are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs. If the obligation is issued by a foreign corporation, it must be U.S. Dollar denominated.

          5. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate of interest effective for the period of time the Portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. The Fund's custodian bank will take possession of the securities underlying the agreement, and the Fund will value them daily to assure that this condition is met. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral security of the repurchase agreement declines in value during the bankruptcy proceedings.

          6. Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks, which agreements have the characteristics of borrowing and involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date, which reflect a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio's securities. The Fund's custodian bank will maintain in a separate account securities of the Portfolio that have a value equal to or greater than the Portfolio's commitments under reverse repurchase agreements.

          7. Asset backed securities are securities that have been structured to receive payment from an identified pool of assets. These pools are typically overcollateralized or they have some sort of financial guaranty such as a letter of credit or a third party guaranty to ensure full and timely repayment.

          8. Limited liquidity securities/securities sold under SEC Rule 144A. A substantial market of qualified institutional buyers may develop under Rule 144A of the 1933 Act for securities that are subject to legal or contractual restrictions on resale. If such a market develops, these securities may be treated as liquid securities. To the extent that for a period of time qualified institutional buyers cease purchasing such securities pursuant to Rule 144A, there may be an increase in the level of illiquidity in the portfolio during such period.

     Notwithstanding the above, it is the present intention of the Fund that the Money Market Portfolio continue to qualify under the requirements of Rule 2a-7 of the Securities and Exchange Commission ("SEC") which permits the Portfolio to use the amortized cost method of valuation to calculate net asset value if the Portfolio's funds are invested in accordance with its guidelines. Briefly, those guidelines require investment in Eligible Securities (see VALUATION OF MONEY MARKET PORTFOLIO at page 22 for a discussion of Eligible Securities) which qualify as First or Second Tier securities under the Rule. First Tier securities include any Eligible Security which (i) is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in its highest category for short-term debt obligations, or (ii) is a security having a remaining maturity of 397 days or less when acquired but which has an original maturity in excess of 397 days and which is now comparable in priority and security to a short-term security of the same issuer which is rated by an SEC designated statistical rating organization in the highest category for short-term debt obligations; or (iii) is unrated as a short-term security (and, if rated as a long-term security, received a rating in one of the two highest categories) and is issued by an issuer which has no rated short-term debt obligations comparable in priority and security. A Second Tier security is any Eligible Security (see VALUATION OF MONEY MARKET PORTFOLIO at page 22 for a discussion of Eligible Securities) which is not a First Tier security.

                                                                      APPENDIX B

                                    APPENDIX

           DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS

Commercial Paper Ratings

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rate "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ are regarded as having the highest certainty of time payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

Bond Ratings

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classifications from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rate "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk.

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                  MAY 1, 1997

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS FOR MONY SERIES FUND, INC. DATED MAY 1, 1997. TO OBTAIN THIS PROSPECTUS PLEASE CALL 1-800-487-6669 OR WRITE:

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
GENERAL INFORMATION...................................................................    1
INVESTMENT RESTRICTIONS...............................................................    1
INVESTMENT ADVISORY AND OTHER SERVICES................................................    3
  Distribution of Shares..............................................................    4
  Custodian...........................................................................    5
  Independent Accountants.............................................................    5
  Service Marks License...............................................................    5
MANAGEMENT OF THE FUND................................................................    6
SUBSEQUENT ANNUAL MEETINGS............................................................    8
CONTROL PERSONS.......................................................................    9
PORTFOLIO BROKERAGE AND RELATED PRACTICES.............................................    9
FEDERAL INCOME TAX STATUS.............................................................   10
PERFORMANCE DATA......................................................................   10
FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS................................  F-1

                              GENERAL INFORMATION

     MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, currently consists of seven (7) different Portfolios that are, in effect, separate investment funds: Equity Income Portfolio, Equity Growth Portfolio, Intermediate Term Bond Portfolio, Long Term Bond Portfolio, Government Securities Portfolio, Money Market Portfolio, and Diversified Portfolio (the "Portfolios"). The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management or its investment policies or practices.

     For more detailed information about the Fund, including information on the purchase, redemption and pricing of the shares of the Fund, as well as the Fund's tax status, see the Prospectus of the Fund (STRUCTURE OF THE FUND, PURCHASE AND REDEMPTION OF SHARES, SHARES IN THE FUND, FEDERAL INCOME TAX STATUS).

                            INVESTMENT RESTRICTIONS

     A description of the investment objectives of each Portfolio, as well as the policies through which those objectives are pursued, is contained in the Prospectus (INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS).

     In addition, the current Portfolios of the Fund are subject to certain fundamental investment restrictions that may not be changed except with the approval of a majority vote of the outstanding shares of the Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (ii) more than 50 percent of the outstanding Portfolio shares). The Fund may in the future create new portfolios that may be subject to different investment restrictions.

     The fundamental investment restrictions applicable to the seven current Portfolios, including those fundamental restrictions described in the Prospectus (INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS), are:

          1. The Portfolios will not: (a) invest in the securities of any company for the purpose of exercising control or management thereof (alone or together with the other Portfolios); (b) write or purchase put or call options; (c) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, (d) effect a short sale of securities, or (e) invest in obligations that are not denominated in United States dollars.

          2. Securities of other issuers will not be underwritten, except that the right is reserved for each Portfolio to purchase for investment, on original issue or otherwise, securities that may not subsequently be distributed to the public without registration or that are exempt from registration, to the extent that investments in such securities will not exceed 10 percent of the value of each Portfolio's total assets at the time such an investment is made. Expenses of any such registration will be borne by such Portfolio only if its best efforts to have the issuer agree to bear such expenses are unsuccessful.

          3. The Portfolios will not purchase real estate or real estate mortgages, except that the right is reserved for each Portfolio to purchase and sell securities which are secured by real estate or real estate mortgages and securities of real estate investment trusts or other issuers that invest or deal in the foregoing. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not prohibit the Fund in the future from establishing one or more real estate portfolios.

          4. The Portfolios will not purchase or sell commodities, commodity contracts, or oil or gas interests, except that the right is reserved for each Portfolio to purchase securities of issuers which invest or deal in the foregoing.

                                       (1)

          5. The Portfolios will not engage in the issuance of senior securities, except in the case of certain borrowings, as described in paragraph (7) below.

          6. Loans, both long and short term, may be made by a Portfolio only through the purchase or acquisition of privately-placed bonds, debentures, notes or other evidences of indebtedness (that may or may not be convertible into stock) of a type customarily acquired by institutional investors provided, however, that no such purchase or acquisition will be made if, as a result thereof, more than 10 percent of the value of the Portfolio's assets would be so invested. (Any such "loan" may be considered a security subject to the 10 percent investment limitation referred to in
     (2) above.) The purchase or acquisition of repurchase agreements, certificates of deposit or of portions of publicly distributed bonds, debentures, or other securities, shall not be considered the making of a loan by the Portfolios for purposes of this restriction.

          7. Borrowing of money will not be made by any Portfolio, except as a temporary position for emergency purposes (to facilitate redemptions but not for leveraging or for investment) and then only from banks in an amount not exceeding 10 percent of the value of a Portfolio's assets (including the amount borrowed) less liabilities (not including the amount borrowed as a result of the borrowing) at the time such borrowing is made, and during any period when outstanding indebtedness for money borrowed shall exceed 5 percent of the value of its total assets, the Portfolio will make no purchases of securities.

          8. In general, the Portfolios do not intend to concentrate investments in any one industry. Accordingly, no Portfolio will make an investment in a particular industry, if as a result of such investment more than 25 percent of the value of its assets would be invested in that industry, except that this restriction shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (b) certificates of deposit issued by, time deposits in, bankers' acceptances accepted by, or repurchase agreements with, banks organized within the United States. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

          9. The Fund will operate as a diversified company as that term is used in the Investment Company Act of 1940. This means that 75 percent of the assets of each Portfolio other than the Money Market Portfolio and 100% of the assets of the Money Market Portfolio is subject to the limitation that no purchase of a security -- other than cash, cash items, and securities of the U.S. Government, its agencies or instrumentalities -- will be made if, as a result of such purchase: (a) more than 5 percent of the value of the Portfolio's assets would be invested in the securities of one issuer, or
     (b) the Fund as a whole or any Portfolio would hold more than 10 percent of the outstanding voting securities of any one issuer. In addition to the above limitations, the Money Market Portfolio may not have invested more than (x) the greater of 1 percent of its Total Assets or $1,000,000 in securities of any issuer, and (y) 5 percent of Total Assets in securities of all issuers which were, when acquired by the Portfolio (either initially or on rollover), Second Tier Securities (see Appendix A of the Prospectus for a definition of Second Tier Securities). Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5 percent of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation will not apply to the purchase of such obligations.

          10. No Portfolio may purchase or acquire securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or except by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved, provided that immediately thereafter such Portfolio or the Fund as a whole may not own (a) securities of investment companies having an aggregate value in excess of 10 percent of such Portfolio's total assets;
     (b) more than 3 percent of the

                                       (2)
     outstanding voting stock of the investment company; or (c) securities of the investment company having an aggregate value in excess of 5 percent of the Portfolio's total assets.

          11. No Portfolio will invest more than 10 percent of its total assets in illiquid assets, including illiquid restricted securities, repurchase agreements maturing in more than seven days, and non-negotiable time deposits maturing in more than seven days.

          12. The Portfolios will not participate on a joint or a joint and several basis in trading accounts in securities but this restriction does not prevent the aggregation of orders for the sale or purchase of Portfolio securities with the other Portfolios or with any other accounts advised or sponsored by the Investment Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve the best overall execution.

          13. No Portfolio will invest in foreign securities that are not publicly traded in the United States if at the time of the acquisition more than 10 percent of such Portfolio's total assets would be invested in such securities.

     The Money Market Portfolio is subject to the additional investment restriction that it will not invest in any security with a remaining maturity in excess of one year, except that underlying collateral securities held pursuant to repurchase agreements may have a remaining maturity of more than one year.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund has entered into an Investment Advisory Agreement with MONY Life Insurance Company of America (the "Investment Adviser"), as described in the Prospectus (INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES).

     The Investment Adviser will provide portfolio management and investment advice to the Fund, as described in the Prospectus, with respect to the seven current Portfolios of the Fund and any portfolio that the Fund may create in the future if the Fund designates the Investment Adviser to act as investment adviser and manager for such new portfolio. The Fund may, at its option, appoint a different investment adviser for any new portfolio. The Investment Adviser also is obligated to perform certain administrative and management services for the Portfolios it manages and to provide all executive, administrative, clerical and other personnel necessary to operate the Fund, and to pay the salaries of all these persons. The Investment Adviser will furnish the Fund with office space, facilities, and equipment and will pay the day-to-day expenses for their operation and maintenance.

     The Investment Adviser has entered into a Services Agreement with The Mutual Life Insurance Company of New York ("MONY"), as briefly described in the Prospectus. Under this Services Agreement MONY will provide the Investment Adviser, with some or all of the personnel, services, facilities, supplies and equipment necessary for the Adviser to carry out its duties to the Fund. In return the Investment Adviser will pay to MONY all, or a portion, of the investment management fee the Investment Adviser receives from the Fund. The Investment Adviser is a wholly-owned subsidiary of MONY, a mutual life insurance company organized under the laws of the State of New York in 1842. MONY is licensed to do business in all fifty states, the District of Columbia, Puerto Rico, the Virgin Islands, and certain Canadian Provinces. Because the Investment Advisory Agreement and Services Agreement are interrelated and dependent on each other, MONY may be deemed to be an investment adviser to the Fund for certain regulatory purposes. Both MONY and the Investment Adviser are registered as investment advisers under the Investment Advisers Act of 1940.

     The Fund will pay the Investment Adviser an investment management fee, which will be a daily charge equal to an annual rate of .40 percent of the first $400 million of the aggregate average daily net assets of the Portfolios, .35 percent of the next $400 million of the aggregate average daily net assets of the Portfolios, and .30 percent of the aggregate average daily net assets of the Portfolios in excess of $800 million. The daily charge is divided among the Portfolios in proportion to their average net assets each day, whether or not the net assets of each Portfolio are valued on that day. Each Portfolio's share of the fee is deducted on each

                                       (3)
business day prior to determining the Portfolio's net asset value for that date and is credited to the Investment Adviser.

     The Investment Adviser will pay for (i) the legal, accounting and all other expenses of organizing the Fund, initially registering and qualifying the Fund and its securities under federal and state securities laws (including the costs of printing any prospectuses or other materials in connection with the initial registration or qualification), (ii) the fees and expense for computing the net asset value of the Fund's capital stock attributable to the Portfolios; (iii) the expense in rendering investment advice to the Fund (including any payment to MONY as agreed to in connection with the Services Agreement); and (iv) the compensation of directors, officers and employees of the Fund who are interested persons (as defined by the 1940 Act) of the Investment Adviser. The Fund will bear all other expenses, including (but without limitation): (a) legal, auditing or accounting fees and expenses; (b) interest expenses; (c) brokerage fees and commissions; (d) taxes or governmental fees; (e) the cost of preparing share certificates or any other direct expense of issue, sale, underwriting, distribution, redemption or repurchase of shares of the Fund; (f) the cost of preparing and distributing reports and notices to shareholders; (g) the cost of holding the Fund's annual or special shareholders' meetings and of any proxy solicitation; (h) the fees or disbursements of dividend, disbursing, plan, transfer or other agent; (i) fees or disbursements of custodians of the Fund's assets; (j) the compensation of all directors, officers and employees of the Fund who are not interested persons (as defined by the 1940 Act) of the Investment Adviser; (k) the cost of any fidelity bond for any officer, agent or employee of the Fund required under the 1940 Act or otherwise; (l) the cost of any directors and officers' insurance for any directors or officers of the Fund. The Fund will also bear the cost of maintaining the effectiveness of its registration and qualification of its capital stock for sale (including the preparation, printing and mailing of any prospectuses or other materials required by federal or state authorities); these expenses will be reimbursed to the Fund by MONY Securities Corp. ("MSC"), a wholly-owned subsidiary of MONY, as principal underwriter, as described below in "Distribution of Shares." The Fund will bear any extraordinary or non-recurring expenses (including expenses associated with legal claims, liabilities, litigation costs and any related indemnification).

     The Investment Adviser has agreed to reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any Portfolio in any calendar year exceed the most restrictive expense limitations then in effect under state securities law or regulations, as described in the Prospectus (INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES).

DISTRIBUTION OF SHARES

     The Fund presently intends to offer to sell its shares continuously, on a no-load basis, to MONY Life Insurance Company of America ("MONY America") and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies, and to MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts issued by those companies, and to MONY America and MONY for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies, and to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts issued by MONY. These variable accounts ("Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Contract holders. (Shares were also purchased by MONY to provide operating capital for the Fund.) MSC will act as "principal underwriter" of the Contracts and, therefore, of the shares of the Fund pursuant to written Underwriting Agreements with the Fund, MONY America and MONY. The Underwriting Agreements were initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on December 20, 1984. Continuance of the Underwriting Agreement with the Fund, MONY and MONY America for an additional year was most recently approved by the Fund's Board of Directors on February 20, 1997. The agreements will continue in effect if approved annually by the Fund's Board of Directors, including a majority of the non-interested directors. MSC will not receive commissions or other compensation for acting as

                                       (4)
principal underwriter of the Fund's shares, although MSC's agents and representatives may receive sales commissions in connection with their sale of the Contracts. Since shares will be sold only to MONY and MONY America for allocation to the Variable Accounts, and to MONY in respect of its providing operating capital to the Fund, it is expected that the Fund will have no distribution expenses other than the expense of the preparation, printing and mailing of prospectuses. MONY has agreed to bear such start-up expenses, as well as any other distribution expenses that may arise.

     MSC, as broker-dealer for the Contracts, will be reimbursed by MONY and MONY America for these distribution expenses. If the Fund in the future is to bear any of these distribution expenses, the Fund's Board of Directors will formulate a written distribution plan that complies with the rules of the Securities and Exchange Commission. Both this distribution plan and any distribution agreement entered into pursuant to the plan will be approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act). The plan will then be submitted for approval at the next annual meeting of shareholders. Thereafter, both the distribution plan and any related distribution agreement will continue in effect if approved annually by a majority of the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act).

CUSTODIAN

     Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 is the custodian of the securities held by the Portfolios of the Fund, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. The Fund acts as its own transfer agent and dividend-disbursing agent.

INDEPENDENT ACCOUNTANTS

     The financial statements and the financial highlights table included in this Registration Statement have been audited by Coopers & Lybrand L.L.P., independent accountants, and are included herein in reliance upon the accompanying report of that firm, which report is given upon their authority, as experts in accounting and auditing. The business address of Coopers & Lybrand is 1301 Avenue of the Americas, New York, New York, 10019.

SERVICE MARKS LICENSE

     As part of the Investment Advisory Agreement, the Investment Adviser (acting on behalf of MONY) has granted the Fund permission to use the word "MONY" in its corporate name and granted a royalty-free, non-exclusive license to use any service marks adopted by MONY that are appropriate for use by the Fund. However, the Investment Adviser may terminate this license if MONY, or a company controlled by it, ceases to be the Fund's investment adviser. The Investment Adviser may also terminate the license for any other reason upon 60 days' written notice. In this event, the Fund would no longer be able to use the word "MONY" in its corporate name. In addition, the Investment Advisory Agreement would also terminate 120 days after the Fund receives such notice, unless a majority of the outstanding voting shares of the Fund vote to continue the Agreement notwithstanding the license's termination.

                                       (5)

                             MANAGEMENT OF THE FUND

     The members of the Fund's Board of Directors were selected initially by MONY. In the future the directors will be elected annually by the Fund's shareholders. The names of all directors and officers of the Fund and the principal occupation of each during the last five years are shown below.

                       DIRECTORS AND OFFICERS OF THE FUND

                                 POSITIONS HELD                PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS            WITH REGISTRANT                DURING PAST 5 YEARS
--------------------------  -------------------------  --------------------------------------
Kenneth M. Levine*........  Director, Chairman of the  2/94 to present -- Trustee, 1/91 to
  1740 Broadway               Board, President of the  present -- Executive Vice President
  New York, New York 10019    Fund                     and Chief Investment Officer, 2/90 to
                                                       1/91 -- Executive Vice President, 8/89
                                                       to 2/90 -- Senior Vice
                                                       President -- Pension Sector, 1/88 to
                                                       8/89 -- Senior Vice President, MONY;
                                                       9/91 to present -- Director and
                                                       Chairman, MONY Realty Partners, Inc.,
                                                       MONY Bloomfield Hills, Inc. and 1740
                                                       Ventures, Inc.; 9/91 to present --
                                                       Chairman, MONY-Rockville/GP, Inc.;
                                                       7/91 to present -- Director and
                                                       Executive Vice President, MONY Life
                                                       Insurance Company of America; 8/89 to
                                                       present -- Director, 1740 Advisers,
                                                       Inc.
Floyd L. Smith............  Director of the Fund       1/91 to 12/31/91 -- Vice Chairman,
  Naples, Florida 33963                                5/89 to 1/91 -- Vice Chairman, Chief
                                                       Investment Officer, 10/88 to 12/91 --
                                                       Trustee, 10/88 to 5/89 -- Trustee,
                                                       Executive Vice President and Chief
                                                       Investment Officer; 1/85 to 10/88 --
                                                       Executive Vice President and Chief
                                                       Investment Officer, MONY; 3/85 to
                                                       10/88 -- Director, MONY Life Insurance
                                                       Company of Canada; 1/85 to 2/91 --
                                                       Director, MONY Legacy Life Insurance
                                                       Company; 1/85 to 12/87 -- MONY
                                                       Securities Corp.; 1/85 to
                                                       12/88 -- Trustee, Vice President and
                                                       Treasurer, MONY Real Estate Investors;
                                                       1/85 to 12/91 -- Director, MONY Credit
                                                       Corporation; 1/85 to
                                                       12/90 -- Director, MONYCO, Inc. and
                                                       1/85 to 12/91 -- Director, 1740
                                                       Ventures, Inc.; 8/86 to
                                                       12/90 -- Director and President, MONY
                                                       Funding Inc.; 5/86 to
                                                       12/91 -- Director, MONY Bloomfield
                                                       Hills, Inc. and MONY-Rockville/GP,
                                                       Inc.; 7/85 to 12/91 -- Director, MONY
                                                       Realty Partners, Inc.; 4/86 to
                                                       8/91 -- Director, MONY Realty
                                                       Management, Inc.; 3/87 to
                                                       12/89 -- Director, ONE Memorial Drive,
                                                       Inc.; 1/85 to 3/90 -- Chairman and
                                                       Member, The MONY Variable Account-A
                                                       and The MONY Variable Account-B.

                                       (6)

                                 POSITIONS HELD                PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS            WITH REGISTRANT                DURING PAST 5 YEARS
--------------------------  -------------------------  --------------------------------------
Joel Davis................  Director of the Fund       President, Woodworker, Inc. (Magazine
  Westport, CT 06880                                   Publisher). Director, Magazine
                                                       Publishers of America.
Michael J. Drabb..........  Director of the Fund       5/89 to 5/92 -- Executive Vice
  Convent Station,                                     President, 1/85 to 5/89 -- Senior Vice
  New Jersey 07961                                     President, MONY; 1/85 to
                                                       2/91 -- Director and Vice President,
                                                       MONY Legacy Life Insurance Company;
                                                       1/85 to 5/92 -- Financial Liaison
                                                       Officer, MONY Credit Corporation;
                                                       11/87 to 3/90 -- Member, The MONY
                                                       Variable Account-B Committee; 1/86 to
                                                       12/91 -- MONY Funding, Inc.; 7/87 to
                                                       12/91 -- Director, MONY Reinsurance
                                                       Corporation, MONY-RE Group, Inc. and
                                                       MONY-RE Management, Inc.; 3/87 to
                                                       12/89 -- Director, ONE Memorial Drive,
                                                       Inc.; 7/87 to 12/91 -- Director, MONY
                                                       Credit Corporation; 9/85 to
                                                       12/89 -- Director, MONY Agricultural
                                                       Financial Services, Inc.; 9/85 to
                                                       5/92 -- Director, Bell Investment
                                                       Acquisition Corporation; 6/85 to
                                                       5/92 -- Vice President, MONY Life
                                                       Insurance Company of America.
Alan J. Hartnick..........  Director of the Fund       2/93 to present -- Partner, Abelman
  New York, New York 10017                             Frayne & Schwab, Attorneys-at-Law;
                                                       1973 to 2/93 -- Partner, Colton,
                                                       Hartnick, Yamin & Sheresky,
                                                       Attorneys-at-Law.
Edward E. Hill............  Vice President --          1/90 to present -- Vice President
  1740 Broadway               Compliance of the Fund   Chief Compliance Officer; 5/87 to
  New York, New York 10019                             1/90 -- Vice President -- Compliance;
                                                       MONY. 7/91 to present -- Vice
                                                       President, Compliance, MONY Life
                                                       Insurance Company of America; 1/84 to
                                                       present -- Vice President, Compliance,
                                                       1740 Advisers, Inc. and MONY
                                                       Securities Corp.
John P. Keller............  Controller of the Fund     2/88 to present -- Vice President --
  1740 Broadway                                        Investment Accounting, MONY. 12/87 to
  New York, New York 10019                             7/88 -- Controller, ONE Memorial
                                                       Drive, Inc.; 5/86 to
                                                       7/88 -- Controller, MONY Realty
                                                       Management, Inc.; 4/86 to 7/88 --
                                                       Controller, MONY -- Rockville/GP,
                                                       Inc., and MONY Bloomfield Hills, Inc.;
                                                       7/85 to 7/88 -- Controller, MONY
                                                       Realty Partners, Inc.; 1/85 to
                                                       7/88 -- Assistant Controller, MONYCO,
                                                       Inc.; 1/85 to 7/88  -- Controller,
                                                       MONY Advisers, Inc. and MONY Credit
                                                       Corporation.

                                       (7)

                                 POSITIONS HELD                PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS            WITH REGISTRANT                DURING PAST 5 YEARS
--------------------------  -------------------------  --------------------------------------
David V. Weigel...........  Treasurer of the Fund      5/91 to present -- Vice President --
  1740 Broadway                                        Treasurer, MONY; Vice President and
  New York, New York 10019                             Treasurer, MONY Credit Corporation and
                                                       1740 Ventures, Inc.; 4/91 to
                                                       present -- Director, MONY Securities
                                                       Corp., 1740 Advisers, Inc., MONY
                                                       Brokerage, Inc.; 8/91 to
                                                       present -- Treasurer, MONY Life
                                                       Insurance Company of America and MONY
                                                       Series Fund, Inc.
Frederick C. Tedeschi.....  Secretary of the Fund      9/89 to Present -- Vice
  1740 Broadway                                        President -- Chief Counsel, Individual
  New York, New York 10019                             Financial Services, 10/88 to
                                                       9/89 -- Senior Counsel -- Individual
                                                       Financial Services, 9/87 to
                                                       10/88 -- Associate General Counsel,
                                                       MONY; 1/90 to 10/96 -- Secretary, MONY
                                                       Brokerage, Inc.; 2/90 to 2/91 --
                                                       Director, MONY Legacy Life Insurance
                                                       Company.

---------------
* Mr. Levine, who is an interested person (as that term is defined in the 1940
  Act), is a salaried employee of MONY.

     No director or officer of the Fund who is also an officer, director or employee of MONY or MONY America is entitled to any additional remuneration from the Fund for his services as one of its directors or officers. Each director of the Fund who is not an interested person of the Fund will receive a fee of $1,750 per calendar quarter plus an additional amount of $1,000 for each meeting of the Board, of a Committee of the Board (as provided for in the By-Laws), or of the Fund's shareholders that he attends. Non-interested directors will also be reimbursed for all expenses incurred in connection with attendance at meetings.

     The 1940 Act requires that a majority of the Fund's Board of Directors shall be persons who are not interested persons of MONY, the Investment Adviser or the Fund. The membership of the Board complies with this requirement. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and the Investment Adviser and the Services Agreement between the Investment Adviser and MONY, must be approved by a majority of the members of the Board who are not interested persons of MONY, the Investment Adviser or the Fund. One of the five members of the Board, Mr. Levine is an interested person of MONY, the Investment Adviser and the Fund (as that term is defined in the 1940 Act) because he is an affiliated person of MONY and the Investment Adviser.

                           SUBSEQUENT ANNUAL MEETINGS

     The Board of Directors of the Fund has amended the By-laws of the Fund to provide that annual meetings will not be held in any year unless the Investment Company Act of 1940 (the "1940 Act") requires action on one or more of the following matters: (1) election of directors; (2) approval of investment advisory agreement; and (3) ratification of selection of independent public accountants; and (4) approval of a distribution agreement. The 1940 Act essentially requires election of directors by shareholders when less than a majority then in office had been elected by shareholders, and it requires ratification of the selection of independent public accountants when the selection of such accountants has not previously been ratified by the shareholders. It also requires approval of an agreement with an investment advisor when such agreement has not previously been approved by the shareholders (other than an agreement with an investment adviser entered into when a new portfolio of the Fund is created). Currently, the 1940 Act requires a distribution agreement to be approved by either the board of directors or the shareholders.

                                       (8)

                                CONTROL PERSONS

     MONY America, a wholly-owned subsidiary of MONY, and MONY through their respective Variable Accounts will own all of the Fund's outstanding shares, other than the shares in the Fund purchased for investment by MONY to provide operating capital for the Portfolios (and any new portfolios) of the Fund started and any additional shares acquired by MONY through reinvestment of dividends on those shares. The shares held by the Variable Accounts will generally be voted in accordance with instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The shares held by MONY in respect of its providing operating capital to the Fund's Portfolios will be voted in the same proportions as those voted by MONY and MONY America which are held in the Variable Accounts. The Fund might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims such control. The amount of shares of each Portfolio of the Fund owned by directors or officers of the Fund will therefore be less than one percent.

                   PORTFOLIO BROKERAGE AND RELATED PRACTICES

     The Investment Adviser, which is at all times subject to the direction and supervision of the Board of Directors of the Fund, is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions, and the negotiations of brokerage commissions, if any. The Investment Adviser may fulfill these responsibilities to the Fund by using the services of MONY and MONY's Investment Department personnel under the terms of the Services Agreement between the Investment Adviser and MONY. For more detailed information about the Services Agreement, see INVESTMENT ADVISORY AND OTHER SERVICES at pages 3-5.

     Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. Transactions in money market instruments and bonds, on the other hand, will not normally incur any brokerage commissions. Such securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

     The Investment Adviser is not obligated to deal with any dealer or group of dealers in the execution of transactions for the Fund's Portfolios. In connection with any securities transaction that involves a commission payment, the Investment Adviser negotiates the commission with the broker in part on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. For the years 1994, 1995, and 1996, the Fund paid $157,223, $22,126, and $17,005, respectively, in brokerage commissions.

     When selecting a broker or dealer in connection with a transaction for any Portfolio, the Investment Adviser gives consideration to whether the broker or dealer has furnished MONY or any companies controlled by MONY with certain research services. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. MONY personnel may use these services in connection with all of the investment activities of MONY or its companies, and some of the data or services obtained in connection with the execution of transactions for a Portfolio may be used in managing other investment accounts of MONY or its companies. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used by MONY personnel in providing investment management for the Fund.

     It is the present practice of the Investment Adviser to use brokers selected primarily on the basis of their furnishing not only satisfactory execution of the transaction but also research services such as analyses and

                                       (9)
reports concerning issuers and industries, economic factors and portfolio strategy. In some cases, this could cause the Fund to pay commissions or spreads in excess of the amount which another broker would have charged for effecting a similar transaction. In any such case, the Investment Adviser will determine in good faith that the greater commission or spread is reasonable in relation to the value of the services provided by the executing broker viewed in terms of the particular transaction or the Investment Adviser's responsibilities to each Portfolio and overall responsibilities to all the Portfolios of the Fund and accounts under the Investment Adviser's and MONY's management. No services other than brokerage, research and statistical services are considered by the Investment Adviser in determining the reasonableness and amount of commissions or spreads to be paid to any broker. All such services obtained from brokers benefit generally all the accounts and Portfolios under the Investment Adviser's management and are not identified in any specific account or Portfolio, and may benefit other accounts under MONY's management. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser.

     The Investment Adviser may employ a broker affiliated with the Investment Adviser or MONY to execute brokerage transactions on behalf of the Portfolios, as long as the Investment Adviser obtains a price and execution as favorable as that which would be available through the use of an unaffiliated broker, and no less favorable than the affiliated broker's contemporaneous charges to its other most favored, but unaffiliated, customers. The Fund may not engage in any transactions in which MONY or any of its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

     The Investment Adviser or MONY may enter into business transactions with brokers or dealers other than using them to execute Portfolio securities transactions for accounts the Investment Adviser manages. These other transactions will not affect the Investment Adviser's selection of brokers or dealers in connection with portfolio transactions for the Fund.

     The portfolio turnover rates for each Portfolio of the Fund, for the years ended December 31, 1987, December 31, 1988, December 31, 1989, December 31, 1990, December 31, 1991, December 31, 1992, December 31, 1993, December 31, 1994, December 31, 1995, and December 31, 1996 are shown on pages 10-14 of the Prospectus.

                           FEDERAL INCOME TAX STATUS

     The Fund and each of its portfolios intend to qualify as a "regulated investment company" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for treatment as a regulated investment company, the Fund must meet certain requirements specified in the Code as described in the Prospectus ("Federal Income Tax Status"). If the Fund qualifies as a "regulated investment company" by complying with applicable provisions of the Code and distributes all of its net income (both ordinary income and capital gain), the Fund will be relieved of federal income tax on the amounts distributed.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the courts and the Internal Revenue Service. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative, administrative or judicial action. Moreover, although "series" fund regulated investment companies have been in existence for many years, there is very little authority interpreting the pertinent provisions of the Code and Treasury Regulations as they are applied to a "series" fund type of regulated investment company like the Fund.

                                PERFORMANCE DATA

     Money Market Portfolio. For the seven day period ended December 31, 1996, the yield was 5.08% and the effective yield was 5.21%.

     The yield was calculated by dividing the sum of dividends declared during the 7 day period on one share purchased at the beginning of the 7 day period by the value on the first day (the resulting quotient being the

                                      (10)

"Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     Dividends reflect the net investment income of the Portfolio. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Management Fee (which for calculating the yield and effective yield quoted above will be the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated, which for the yield and the effective yield quoted above is .40%). It is the practice of the Money Market Portfolio to pay dividends daily in the form of shares (thereby maintaining the value of one share of the Money Market Portfolio at $1.00). However, for the purpose of these calculations, it has been assumed that no additional shares have been issued and that dividends are paid in cash.

     All Portfolios including the Money Market Portfolio. The average annual total return for the one, five, and ten year periods ended December 31, 1996, and for the period since inception through December 31, 1996, are shown in the following table.

                             MONY SERIES FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURN

                                                                                                FOR THE
                                                                                 FOR THE      PERIOD SINCE
                                             FOR THE YEAR     FOR THE FIVE      TEN YEARS      INCEPTION
                                                ENDED         YEARS ENDED         ENDED         THROUGH
                                             DECEMBER 31,     DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                 PORTFOLIO                       1996             1996             1996           1996
-------------------------------------------  ------------     ------------     ------------   ------------
Equity Growth (3/4/85)*....................      20.95%           11.89%           13.98%         13.61%
Equity Income (3/4/85)*....................      19.76%           15.13%           13.46%         14.12%
Intermediate Term Bond (3/1/85)*...........       3.69%            6.21%            7.07%          8.64%
Long Term Bond (3/20/85)*..................      -0.31%            8.62%            9.04%         10.91%
Government Securities (5/1/91)*............       3.62%            5.53%             n/a           6.59%
Diversified (4/3/85)*......................      14.44%           10.36%           10.87%         11.48%
Money Market (7/29/85)*....................       5.00%            4.11%            5.49%          5.52%

---------------
* Inception date.

     The table above assumes that a $1,000 payment was made at the beginning of the period shown, that no further payments were made, that any distributions from the assets of the Portfolio were reinvested. The average annual total return percentages shown in the table reflect the average annualized historical rates of return, deductions for all charges, expenses, and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

                                      (11)

YIELD

     The 30 day yield for each of the Portfolios, other than the Money Market Portfolio, for the 30-day period ended December 31, 1996 is shown in the following table.

                             MONY SERIES FUND, INC.

                YIELD FOR 30-DAY PERIOD ENDED DECEMBER 31, 1996

                                 EQUITY     EQUITY     INTERMEDIATE     LONG TERM     GOVERNMENT
                                 GROWTH     INCOME      TERM BOND         BOND        SECURITIES     DIVERSIFIED
                                 ------     ------     ------------     ---------     ----------     -----------
Yield for 30 days ended
  December 31, 1996............   0.40%      2.45%          5.90%          6.58%          6.02%          1.96%

     The yield shown in the table above is computed by subtracting from the net investment income of the Portfolio of the Fund charges and expenses of the Fund with respect to the Portfolio and dividing the result by the value of the Portfolio. For the Equity Growth and Equity Income Portfolios and for the stocks and equity securities of the Diversified Portfolio of the Fund, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the Portfolio) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the Intermediate Term Bond, Long Term Bond and the Government Securities Portfolios and the debt obligations held by the Diversified Portfolio of the Fund, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio at the close of business on the thirtieth day of the period (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and
(iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown reflects deductions for all charges, expenses, and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

     Net investment income of the Portfolio less all charges and expenses of the Fund with respect to the Portfolio is divided by the product of the average daily number of shares outstanding and the net asset value of one share on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

                                      (12)

     The table below shows total returns for the year to date (January 1, 1997 to February 14, 1997) assuming a $1,000 payment made at the beginning of the period and reflecting the same assumptions as the table appearing on page 10:

                             MONY SERIES FUND, INC.

                           YEAR TO DATE TOTAL RETURN
                 ASSUMING $1,000 PAYMENT AT BEGINNING OF PERIOD

                                                                               JANUARY 1, TO
                                                                               FEBRUARY 14,
                                   SUBACCOUNT                                      1997
    -------------------------------------------------------------------------  -------------
    Equity Growth............................................................       8.63%
    Equity Income............................................................       8.83%
    Intermediate Term Bond...................................................       1.28%
    Long Term Bond...........................................................       1.95%
    Government Securities....................................................       1.13%
    Diversified..............................................................       6.67%
    Money Market.............................................................       0.62%

                                      (13)

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS
                         INDEX TO FINANCIAL STATEMENTS

                                                                                       PAGE
                                                                                       -----
Equity Growth Portfolio of Investments..............................................    F-2
Equity Income Portfolio of Investments..............................................    F-4
Intermediate Term Bond Portfolio of Investments.....................................    F-6
Long Term Bond Portfolio of Investments.............................................    F-7
Diversified Portfolio of Investments................................................    F-8
Government Securities Portfolio of Investments......................................   F-10
Money Market Portfolio of Investments...............................................   F-11
Statements of Assets and Liabilities as of December 31, 1996........................   F-13
Statements of Operations as of December 31, 1996....................................   F-14
Statements of Changes in Net Assets.................................................   F-15
NOTES TO FINANCIAL STATEMENTS.......................................................   F-17
REPORT OF INDEPENDENT ACCOUNTANTS...................................................   F-20

                             MONY SERIES FUND, INC.
                            EQUITY GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                           VALUE
DESCRIPTION                                  SHARES                     (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.7%
------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.0%
  Boeing Co.                                   200             $        21,275
                                                           -------------------
AIR TRANSPORTATION -- 4.3%
  AMR Corp.*                                   300                      26,438
  Delta Airlines Inc.                          400                      28,350
  UAL Corp.*                                   600                      37,500
                                                           -------------------
                                                                        92,288
                                                           -------------------
AUTOMOBILES -- 1.6%
  Chrysler Corp.                               400                      13,200
  Ford Motor Co.                               300                       9,563
  General Motors Corp.                         200                      11,150
                                                           -------------------
                                                                        33,913
                                                           -------------------
BANKS/MAJOR -- 4.5%
  BankAmerica Corp.                            400                      39,900
  Chase Manhattan Corp.                        300                      26,775
  Citicorp                                     300                      30,900
                                                           -------------------
                                                                        97,575
                                                           -------------------
BANKS/REGIONAL -- 2.3%
  Banc One Corp.                               500                      21,500
  Wells Fargo & Co.                            100                      26,975
                                                           -------------------
                                                                        48,475
                                                           -------------------
BEVERAGES-SOFT DRINKS -- 2.0%
  Coca-Cola Co.                                800                      42,100
                                                           -------------------
BIO-TECHNOLOGIES -- 1.0%
  Amgen, Inc.*                                 400                      21,750
                                                           -------------------
CHEMICALS -- 3.0%
  du Pont (E.I.) de Nemours & Co.              300                      28,313
  Hercules, Inc.                               400                      17,300
  Monsanto, Co.                                500                      19,438
                                                           -------------------
                                                                        65,051
                                                           -------------------
COSMETICS -- 1.1%
  Gillette Company                             300                      23,325
                                                           -------------------
DRUGS -- 8.8%
  Bristol Myers Squibb Co.                     200                      21,750
  Lilly(Eli) & Co.                             400                      29,200
  Merck & Co., Inc.                            300                      23,775
  Pfizer Inc.                                  300                      24,863
  Pharmaceutical Product
    Development Corp.*                         500                      12,625
  Schering-Plough Corp.                        200                      12,950
  Smithkline-Beecham, PLC, ADR+                500                      34,000
  Warner Lambert Co.                           400                      30,000
                                                           -------------------
                                                                       189,163
                                                           -------------------
ELECTRICAL EQUIPMENT -- 4.1%
  Emerson Electric Co.                         300                      29,025
  General Electric Co.                         600                      59,325
                                                           -------------------
                                                                        88,350
                                                           -------------------
ELECTRONICS -- 6.5%
  AMP, Inc.                                    500                      19,188
  Applied Materials, Inc.*                     300                      10,781
  Hewlett-Packard Co.                          400                      20,100
  Intel Corp.                                  400                      52,375
  Motorola, Inc.                               200                      12,275
  Texas Instruments, Inc.                      400                      25,500
                                                           -------------------
                                                                       140,219
                                                           -------------------
ENTERTAINMENT -- 3.0%
  Disney (Walt) Co.                            400                      27,850
  Time Warner, Inc.                            500                      18,750
  Viacom, Inc. Class (B)*                      500                      17,438
                                                           -------------------
                                                                        64,038
                                                           -------------------
FINANCIAL SERVICES -- 2.0%
  Federal Home Loan Mortgage
    Corp.                                      200                      22,025
  Federal National Mortgage Assn.              600                      22,350
                                                           -------------------
                                                                        44,375
                                                           -------------------
HOSPITAL MANAGEMENT -- 3.3%
  Columbia/HCA Healthcare Corp.                450                      18,338
  Oxford Health Plans, Inc.*                   200                      11,712
  Sunrise Assisted Living, Inc.*             1,000                      27,875
  United Healthcare Corp.                      300                      13,500
                                                           -------------------
                                                                        71,425
                                                           -------------------
HOSPITAL SUPPLIES -- 1.4%
  Johnson & Johnson                            600                      29,850
                                                           -------------------
INSURANCE -- 4.1%
  Aetna Inc.                                   300                      24,000
  American International Group,
    Inc.                                       300                      32,475
  General Re Corp.                             200                      31,550
                                                           -------------------
                                                                        88,025
                                                           -------------------
MACHINERY -- 4.0%
  Case Corp.                                   300                      16,350
  Caterpillar, Inc.                            300                      22,575
  Deere & Co.                                  600                      24,375
  Ingersoll-Rand Co.                           500                      22,250
                                                           -------------------
                                                                        85,550
                                                           -------------------
MACHINERY & CONSTRUCTION -- .6%
  Fluor Corp.                                  200                      12,550
                                                           -------------------
METALS -- .9%
  Aluminum Company Of America                  300                      19,125
                                                           -------------------
OFFICE & BUSINESS EQUIP. -- 9.1%
  Compaq Computer Corp.*                       400                      29,700
  Electronic Data Systems Corp.                400                      17,300
  Inference Corp. Class (A)*                 1,000                       7,250
  International Business Machines
    Corp.                                      300                      45,300
  Micron Technology Inc.                       500                      14,563
  Microsoft, Corp.*                            400                      33,050
  Oracle Corp.*                                700                      29,225
  Sun Microsystems Inc.*                       800                      20,550
                                                           -------------------
                                                                       196,938
                                                           -------------------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY GROWTH PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996

                                                                           VALUE
DESCRIPTION                                  SHARES                     (NOTE 2)
--------------------------------------------------------------------------------

OIL -- DOMESTIC -- 3.1%
  Amoco, Corp.                                 200             $        16,100
  Anadarko Pete Co.                            200                      12,950
  Atlantic Richfield Co.                       100                      13,250
  British Petroleum, PLC. ADR+                 101                      14,279
  Burlington Resources                         200                      10,075
                                                           -------------------
                                                                        66,654
                                                           -------------------
OIL -- INTERNATIONAL -- 5.0%
  Chevron, Corp.                               400                      26,000
  Exxon Corp.                                  200                      19,600
  Mobil Corp.                                  200                      24,450
  Royal Dutch Petroleum Co.                    100                      17,075
  Texaco, Inc.                                 200                      19,625
                                                           -------------------
                                                                       106,750
                                                           -------------------
OIL -- SERVICES -- 7.4%
  Baker Hughes, Inc.                           600                      20,700
  Energy Ventures Inc.                       1,000                      50,875
  Fort Howard Corp.*                           400                      11,075
  Schlumberger Limited                         300                      29,963
  Trico Marine Services, Inc.                1,000                      48,000
                                                           -------------------
                                                                       160,613
                                                           -------------------
PAPER -- .6%
  International Paper Co.                      300                      12,113
                                                           -------------------
RESTAURANTS -- .8%
  McDonald's Corp.                             400                      18,100
                                                           -------------------
SPECIALTY RETAILERS -- 2.7%
  Abercrombie & Fitch*                         100                       1,650
  Gap (The), Inc.                              600                      18,075
  Nautica Enterprises, Inc.*                   800                      20,200
  Tommy Hilfiger Corp.*                        400                      19,200
                                                           -------------------
                                                                        59,125
                                                           -------------------
SOAPS -- 1.0%
  Procter & Gamble Inc.                        200                      21,500
                                                           -------------------
TELECOMMUNICATIONS -- 1.5%
  Octel Communications Corp.*                  400                       7,000
  Worldcom Inc.*                             1,000                      26,062
                                                           -------------------
                                                                        33,062
                                                           -------------------
TELECOMMUNICATIONS-
  EQUIPMENT -- 3.0%
  Cabletron Systems, Inc.*                     600                      19,950
  Cisco Systems, Inc.*                         500                      31,813
  Teleport Communications, Inc.*               400                      12,200
                                                           -------------------
                                                                        63,963
                                                           -------------------
TOBACCO -- 1.0%
  Philip Morris Cos., Inc.                     200                      22,519
                                                           -------------------
TOTAL COMMON STOCKS
(COST $1,446,496)                                              $     2,039,759
------------------------------------------------------------------------------

                                     PRINCIPAL AMOUNT
                                    -------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.6%
------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
  5.45%, due 01/17/97 (cost
  $99,758)                                $100,000             $        99,758
------------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $1,546,254) 99.3%                                        $     2,139,517
OTHER ASSETS LESS LIABILITIES -- .7%                                    15,152
------------------------------------------------------------------------------
NET ASSETS 100.0%                                              $     2,154,669
==============================================================================

The aggregate cost of securities for federal income tax purposes at December
  31, 1996 is $1,551,381.

The following amounts are based on costs for federal income tax purposes.

        Aggregate gross unrealized appreciation                $       605,252
        Aggregate gross unrealized depreciation                        (17,116)
                                                               ---------------
        Net unrealized appreciation                            $       588,136
                                                                     =========

                       See notes to financial statements.
--------------------------------------------------------------------------------
* Non-income producing security as defined by the Investment Company Act of 1940.
+ American Depository Receipts.
  Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                         VALUE
DESCRIPTION                               SHARES                      (NOTE 2)
------------------------------------------------------------------------------

COMMON STOCKS -- 97.9%
-----------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.2%
  Northrop Grumman Corp.                    2,500             $       206,875
  United Technologies Corp.                 3,000                     198,000
                                                                   ----------
                                                                      404,875
                                                                   ----------
AUTOMOBILES -- 1.4%
  Chrysler Corp.                            2,000                      66,000
  Ford Motor Co.                            2,500                      79,688
  General Motors Corp.                      2,000                     111,500
                                                                   ----------
                                                                      257,188
                                                                   ----------
AUTOMOTIVE PARTS -- 1.8%
  Dana Corp.                                6,000                     195,750
  Eaton Corp.                               2,000                     139,500
                                                                   ----------
                                                                      335,250
                                                                   ----------
BANKS/MONEY CENTERS -- 4.4%
  Bank of New York Co., Inc.                4,000                     135,000
  BankAmerica Corp.                         2,800                     279,300
  Bankers Trust New York Corp.              2,000                     172,500
  Chase Manhattan Corp.                     2,500                     223,125
                                                                   ----------
                                                                      809,925
                                                                   ----------
BANKS/REGIONAL -- 4.6%
  Banc One Corp.                            4,000                     172,000
  First Union Corp.                         3,000                     222,000
  NationsBank Corp.                         2,000                     195,500
  Wells Fargo & Co.                         1,000                     269,750
                                                                   ----------
                                                                      859,250
                                                                   ----------
CHEMICALS -- 4.1%
  Dow Chemical Co.                          2,000                     156,750
  du Pont (E.I.) de Nemours
    & Co.                                   2,000                     188,750
  Monsanto Co.                              7,000                     272,125
  Olin Corp.                                4,000                     150,500
                                                                   ----------
                                                                      768,125
                                                                   ----------
CONGLOMERATES -- 4.5%
  GATX Corp.                                2,000                      97,000
  General Signal Corp.                      4,000                     171,000
  Harsco Corp.                              2,000                     137,000
  Ogden Corp.                               8,000                     150,000
  Tenneco                                   2,000                      90,250
  Textron Inc.                              2,000                     188,500
                                                                   ----------
                                                                      833,750
                                                                   ----------
COSMETICS -- 1.5%
  Avon Products, Inc.                       5,000                     285,625
                                                                   ----------
DRUGS -- 9.4%
  American Home Products Corp.              3,000                     175,875
  Baxter International, Inc.                3,000                     123,000
  Bristol Myers Squibb Co.                  1,500                     163,125
  Lilly (Eli) & Co.                         3,000                     219,000
  Merck and Co., Inc.                       3,000                     237,750
  Pfizer Inc.                               1,500                     124,313
  Schering-Plough Corp.                     2,000                     129,500
  Smithkline Beecham P.L.C.                 4,000                     272,000
  Warner Lambert Co.                        4,000                     300,000
                                                                   ----------
                                                                    1,744,563
                                                                   ----------
ELECTRICAL EQUIPMENT -- 4.0%
  Emerson Electric Co.                      3,000                     290,250
  General Electric Co.                      4,500                     444,938
                                                                   ----------
                                                                      735,188
                                                                   ----------
ELECTRONICS -- 3.1%
  AMP Inc.                                  5,000                     191,875
  Honeywell Inc.                            3,000                     197,250
  Thomas & Betts Corp.                      4,000                     177,500
                                                                   ----------
                                                                      566,625
                                                                   ----------
FOREST PRODUCTS -- 1.2%
  Georgia Pacific Corp.                     1,500                     108,000
  Weyerhaeuser Co.                          2,500                     118,437
                                                                   ----------
                                                                      226,437
                                                                   ----------
INSURANCE -- 3.7%
  Aetna Inc.                                2,400                     192,000
  Allstate Corp.                            3,000                     173,625
  CIGNA Corp.                               1,500                     204,938
  Lincoln National Corp.                    2,500                     131,250
                                                                   ----------
                                                                      701,813
                                                                   ----------
MACHINERY -- 3.3%
  Cooper Industries, Inc.                   3,000                     126,375
  Deere & Co.                               5,000                     203,125
  Goulds Pumps, Inc.                        4,000                      91,748
  Timken Co.                                4,000                     183,500
                                                                   ----------
                                                                      604,748
                                                                   ----------
METALS -- 2.1%
  Carpenter Technology Corp.                2,000                      73,250
  Freeport McMoRan Copper &
    Gold, Inc.                              3,000                      84,375
  Phelps Dodge Corp.                        1,000                      67,500
  Reynolds Metals Co.                       2,000                     112,750
  USX-U.S. Steel                            1,500                      47,063
                                                                   ----------
                                                                      384,938
                                                                   ----------
MISCELLANEOUS -- 1.1%
  Minnesota Mining &
    Manufacturing Co.                       2,500                     207,188
                                                                   ----------
MISCELLANEOUS FINANCE -- 2.0%
  American Express Co.                      4,000                     226,000
  Federal National Mortgage
    Assn.                                   4,000                     149,000
                                                                   ----------
                                                                      375,000
                                                                   ----------
NATURAL GAS DIVERSIFIED -- 3.5%
  Consolidated Natural Gas Co.              3,000                     165,750
  El Paso Natural Gas                       3,186                     160,893
  Questar Corp.                             4,000                     147,000
  Sonat Inc.                                3,500                     180,250
                                                                   ----------
                                                                      653,893
                                                                   ----------
OFFICE & BUSINESS
  EQUIPMENT -- 1.9%
  Pitney-Bowes, Inc.                        3,500                     190,750
  Xerox Corp.                               3,000                     157,875
                                                                   ----------
                                                                      348,625
                                                                   ----------
OIL -- DOMESTIC -- 1.9%
  Amoco, Corp.                              2,000                     161,000
  Atlantic Richfield Co.                    1,500                     198,750
                                                                   ----------
                                                                      359,750
                                                                   ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996

                                                                           VALUE
DESCRIPTION                                SHARES                       (NOTE 2)
--------------------------------------------------------------------------------

OIL -- INTERNATIONAL -- 7.1%
  British Petroleum                         1,713         $           242,175
  Chevron, Corp.                            3,000                     195,000
  Exxon Corp.                               2,000                     196,000
  Mobil Corp.                               1,500                     183,375
  Royal Dutch Petroleum Co.                 1,500                     256,125
  Texaco, Inc.                              2,500                     245,313
                                                                   ----------
                                                                    1,317,988
                                                                   ----------
OIL -- SERVICE &
  DRILLING -- 2.3%
  Dresser Industries Inc.                   5,000                     155,000
  Williams (The) Companies, Inc.            7,500                     281,250
                                                                   ----------
                                                                      436,250
                                                                   ----------
PAPER -- 1.2%
  International Paper Co.                   2,500                     100,938
  Union Camp Corp.                          2,500                     119,375
                                                                   ----------
                                                                      220,313
                                                                   ----------
PHOTOGRAPHY -- 1.3%
  Eastman Kodak Co.                         3,000                     240,750
                                                                   ----------
PUBLISHING -- 1.3%
  Dun & Bradstreet Corp.                    2,500                      59,375
  McGraw-Hill Companies, Inc.               4,000                     184,500
                                                                   ----------
                                                                      243,875
                                                                   ----------
RAILROADS -- 2.2%
  Conrail Inc.                              1,148                     114,370
  Norfolk Southern Corp.                    2,000                     175,000
  Union Pacific Co.                         2,000                     120,250
                                                                   ----------
                                                                      409,620
                                                                   ----------
REAL ESTATE -- 4.9%
  Avalon Properties Inc.                    2,000                      57,500
  Bay Apartment Community, Inc.             2,000                      72,000
  Crescent Real Estate                      1,500                      79,125
  Developers Diversified Realty             2,000                      74,250
  Equity Residential Properties
    Trust                                   2,000                      82,500
  Felcor Suite Hotels Inc.                  3,500                     123,813
  Health Care Property
    Investors, Inc.                         5,000                     175,000
  Healthcare Realty Trust                   2,000                      53,000
  Irvine Apartment Communities,
    Inc.                                    3,000                      75,000
  Meditrust                                 1,000                      40,000
  Redwood Trust Inc.                        2,000                      74,500
                                                                   ----------
                                                                      906,688
                                                                   ----------
SAVINGS & LOAN -- 2.0%
  Ahmanson (H.F.) & Co.                     6,000                     195,000
  Great Western Financial Corp.             6,000                     174,000
                                                                   ----------
                                                                      369,000
                                                                   ----------
SOAPS -- 1.2%
  Colgate Palmolive Co.                     2,500                     230,625
                                                                   ----------
TELECOMMUNICATIONS
  EQUIPMENT -- 1.1%
  Harris Corp.                              3,000                     205,875
                                                                   ----------
TOBACCO -- 2.2%
  American Brands Inc.                      3,500                     173,688
  Philip Morris Companies, Inc.             2,000                     225,250
                                                                   ----------
                                                                      398,938
                                                                   ----------
UTILITIES -- ELECTRIC -- 2.8%
  American Electric Power Co.,
    Inc.                                    3,000                     123,375
  Carolina Power & Light Co.                4,000                     146,000
  FPL Group, Inc.                           3,000                     138,000
  Southern Co.                              5,000                     113,125
                                                                   ----------
                                                                      520,500
                                                                   ----------
UTILITIES -- TELEPHONE -- 6.6%
  Ameritech Corp.                           2,500                     151,562
  Bell Atlantic Corp.                       2,000                     129,500
  Bellsouth Corp.                           3,500                     141,313
  GTE Corp.                                 3,000                     136,500
  NYNEX Corp.                               2,000                      96,250
  Pacific Telesis Group                     5,000                     183,750
  SBC Communications Inc.                   2,500                     129,375
  Sprint, Corp.                             4,000                     159,500
  U.S. West Communications Inc.             3,000                      96,745
                                                                   ----------
                                                                    1,224,495
                                                                   ----------
TOTAL COMMON STOCKS
(COST $12,828,460)                                            $    18,187,673
-----------------------------------------------------------------------------
                                    PRINCIPAL AMOUNT
                                   -------------------
COMMERCIAL PAPER -- 1.3%
-----------------------------------------------------------------------------
American Express Co., 5.38%, due
  01/29/97                              $ 100,000             $        99,582
General Electric Co., 5.50%, due
  01/27/97                                150,000                     149,404
-----------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $248,986)                                               $       248,986
-----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.1%
Federal Home Loan Mortgage
  Corp.,
  5.45%, due 01/17/97
  (cost $199,516)                       $ 200,000             $       199,516
-----------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $13,276,962) 100.3%                                     $    18,636,175
OTHER ASSETS LESS LIABILITIES -- (.3%)                                (63,828)
-----------------------------------------------------------------------------
NET ASSETS 100.0%                                             $    18,572,347
=============================================================================

The aggregate cost of securities for federal income tax purpose at December
  31, 1996 is $13,265,982.
The following amounts are based on costs for federal income tax purposes:

        Aggregate gross unrealized appreciation               $     5,446,647
        Aggregate gross unrealized depreciation                       (76,454)
                                                                   ----------
        Net unrealized appreciation                           $     5,370,193
                                                                   ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                        INTERMEDIATE TERM BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                           VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                  (NOTE 2)
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES -- 52.3%
--------------------------------------------------------------------------------
Associates Corp. of North America,
  6.00%, due 06/15/00                   $1,000,000         $      985,270
Bank of Boston,
  6.625%, due 02/01/04                   1,000,000                978,540
Bear Stearns Co. Inc.,
  7.25%, due 10/15/06                    1,000,000              1,004,010
British Columbia, Province of,
  7.25%, due 09/01/36                    1,000,000              1,015,650
Chase Manhattan Corp.,
  6.75%, due 08/15/08                    1,000,000                967,500
Chemical Master Credit Card Trust,
  5.98%, due 12/15/08                    1,000,000                948,980
Commonwealth Edison Co.,
  7.00%, due 07/01/05                    1,000,000                981,930
Connecticut Light & Power Co.,
  7.25%, due 07/01/99                    1,000,000              1,004,570
First Chicago Corp.,
  9.00%, due 06/15/99                    1,000,000              1,059,570
First Data Corp.,
  6.75%, due 07/15/05                    1,000,000                988,050
General Electric Capital Corp.,
  6.66%, due 05/01/18                    1,000,000              1,007,540
General Motors Acceptance Corp.,
  7.125%, due 05/01/03                   1,000,000              1,011,260
Hertz Corp., senior sub.,
  10.125%, due 03/01/97                  1,000,000              1,006,630
Laidlaw Inc.,
  7.70%, due 08/15/02                    1,000,000              1,038,530
Lockheed Martin Corp.,
  6.55%, due 05/15/99                    1,000,000              1,003,910
National Rural Utilities,
  6.75%, due 09/01/01                    1,000,000              1,008,290
Occidental Petroleum Corp.,
  7.08%, due 01/12/98                    1,000,000              1,010,600
Philip Morris Companies, Inc.,
  6.80%, due 12/01/03                    1,000,000                985,490
Potomac Edison Co.,
  8.00%, due 06/01/06                    1,000,000              1,022,510
Provident Bank,
  6.375%, due 01/15/04                   1,000,000                957,580
Structured Asset Securities Co.,
  5.944%, due 02/25/28                     980,000                960,851
                                                         ----------------
TOTAL CORPORATE BONDS AND NOTES
(COST $20,974,209)                                         $   20,947,261
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.5%
-------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
  5.44%, due 01/06/97                   $  100,000         $       99,924
Federal Home Loan Mortgage Corp.,
  5.42%, due 01/06/97                      150,000                149,887
Federal Home Loan Mortgage Corp.,
  5.33%, due 01/07/97                      100,000                 99,912
Federal Home Loan Mortgage Corp.,
  5.30%, due 01/13/97                      100,000                 99,823
Federal Home Loan Mortgage Corp.,
  REMIC, Series 1574,
  6.50%, due 02/15/21                    2,000,000              1,958,140
Federal National Mortgage Assn.,
  REMIC, Trust 94-75,
  7.00%, due 01/25/03                    1,000,000              1,008,790
                                                         ----------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $3,399,403)                                          $    3,416,476
-------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 32.5%
-------------------------------------------------------------------------
U.S. Treasury Notes,
  6.125%, due 05/31/97                  $2,000,000         $    2,003,120
U.S. Treasury Notes,
  7.375%, due 11/15/97                   1,000,000              1,011,560
U.S. Treasury Notes,
  4.750%, due 09/30/98                   2,000,000              1,961,860
U.S. Treasury Notes,
  4.750%, due 10/31/98                   1,000,000                980,000
U.S. Treasury Notes,
  5.875%, due 10/31/98                   2,000,000              1,997,500
U.S. Treasury Notes,
  6.875%, due 07/31/99                   2,000,000              2,040,620
U.S. Treasury Notes,
  5.875%, due 11/15/99                   1,000,000                995,930
U.S. Treasury Notes,
  7.125%, due 02/29/00                   1,000,000              1,029,370
U.S. Treasury Notes,
  6.375%, due 08/15/02                   1,000,000              1,006,560
                                                         ----------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $13,048,252)                                         $   13,026,520
-------------------------------------------------------------------------
COMMERCIAL PAPER -- 5.1%
-------------------------------------------------------------------------
American Express Co.,
  5.32%, due 01/02/97                   $1,000,000         $      999,852
American Express Co.,
  5.38%, due 01/29/97                       50,000                 49,791
CIT Group Holdings Inc.,
  5.33%, due 01/06/97                       75,000                 74,945
CIT Group Holdings Inc.,
  5.35%, due 02/25/97                      250,000                247,957
General Electric Co.,
  5.31%, due 01/13/97                      100,000                 99,820
General Electric Co.,
  5.32%, due 01/16/97                      100,000                 99,771
General Electric Co.,
  5.50%, due 01/27/97                      150,000                149,404
Weyerhaeuser Co.,
  5.90%, due 01/07/97                      300,000                299,705
                                                         ----------------
TOTAL COMMERCIAL PAPER
(COST $2,021,255)                                          $    2,021,245
-------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $39,443,119) 98.4%                                   $   39,411,502
OTHER ASSETS LESS LIABILITIES -- 1.6%                             633,751
-------------------------------------------------------------------------
NET ASSETS -- 100.0%                                       $   40,045,253
=========================================================================

gate cost of securities for federal income tax purpose at December 31, 1996 is $39,443,119.

    The following amounts are based on costs for federal income tax purposes:

        Aggregate gross unrealized appreciation            $      274,347
        Aggregate gross unrealized depreciation                  (305,964)
                                                               ----------
        Net unrealized depreciation                        $      (31,617)
                                                               ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                            LONG TERM BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                           VALUE
DESCRIPTION                          PRINCIPAL AMOUNT                   (NOTE 2)
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES -- 56.0%
--------------------------------------------------------------------------------
Aetna Services Inc.,
  7.625%, due 08/15/26                 $  1,000,000        $    1,008,680
Allegiance Corp.,
  7.800%, due 10/15/16                    1,000,000             1,005,550
Apache Corp.,
  7.700%, due 03/15/26                    1,000,000             1,018,120
Boeing Co.,
  8.625%, due 11/15/31                    1,000,000             1,174,230
British Columbia, Province of,
  7.250%, due 09/01/36                    1,000,000             1,015,650
Capita Equipment Receivable
  Trust 1996-1,
  6.570%, due 03/15/01                    1,000,000             1,001,820
Chase Manhattan Corp.,
  6.750%, due 08/15/08                    1,000,000               967,500
Columbia/HCA Healthcare Corp.,
  7.690%, due 06/15/25                    1,000,000             1,026,250
Commonwealth Edison Co.,
  7.000%, due 07/01/05                    1,000,000               981,930
Crown Cork and Seal Co. Inc.,
  7.375%, due 12/15/26                    1,000,000               980,660
Dow Capital BV,
  9.200%, due 06/01/10                    2,000,000             2,314,580
General Electric Capital Corp.,
  8.300%, due 09/20/09                    2,000,000             2,252,200
General Motors Corp.,
  7.000%, due 06/15/03                    1,000,000             1,007,680
GTE South Corp.,
  7.500%, due 03/15/26                    1,000,000               988,360
Hydro-Quebec,
  8.500%, due 12/01/29                    1,000,000             1,109,440
International Bank for
  Reconstruction & Development,
  8.875%, due 03/01/26                    1,000,000             1,216,430
James River Corp.,
  7.750%, due 11/15/23                    1,000,000               987,090
Laidlaw Inc.,
  7.875%, due 04/15/05                    1,000,000             1,045,520
Legrand SA,
  8.500%, due 02/15/25                    1,000,000             1,117,350
Lockheed Martin Corp.,
  7.650%, due 05/01/16                    1,000,000             1,026,010
Millennium America Co.,
  7.625%, due 11/15/26                    1,000,000               974,280
National City Bank of Cleveland,
  7.250%, due 07/15/10                    1,000,000             1,008,250
Philip Morris Companies Inc.,
  7.250%, due 09/15/01                    1,000,000             1,015,610
Procter & Gamble Corp.,
  6.450%, due 01/15/26                    1,000,000               906,740
Provident Bank of Cincinnati,
  6.375%, due 01/15/04                    1,000,000               957,580
Rohm & Haas Co.,
  9.500%, due 04/01/21                    1,000,000             1,132,620
Seagram (J.E.) & Sons Inc.,
  9.650%, due 08/15/18                    1,000,000             1,239,390
Smurfit Capital Funding PLC,
  7.500%, due 11/20/25                    1,000,000               974,560
Swiss Bank Corp.,
  7.750%, due 09/01/26                    2,000,000             2,066,700
Texaco Capital, Inc.,
  9.750%, due 03/15/20                 $  1,000,000        $    1,267,350
                                                         ----------------
TOTAL CORPORATE BONDS AND NOTES
(COST $33,770,244)                                         $   34,788,130
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.5%
-------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
  6.850%, due 01/15/22                 $  1,000,000        $      994,890
Federal Home Loan Mortgage Corp.,
  5.450%, due 01/17/97                      350,000               349,152
Federal National Mortgage Assn.,
  5.430%, due 01/17/97                      900,000               897,828
Federal National Mortgage Assn.,
  REMIC, Trust 92-198,
  7.500%, due 09/25/22                    2,000,000             2,039,480
Student Loan Marketing Assn.,
  5.950%, due 07/27/09                    1,000,000             1,002,695
                                                         ----------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $5,006,199)                                          $    5,284,045
-------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 33.3%
-------------------------------------------------------------------------
U.S. Treasury Notes,
  6.250%, due 10/31/01                 $    500,000        $      500,310
U.S. Treasury Notes,
  6.500%, due 10/15/06                      500,000               502,811
U.S. Treasury Notes,
  6.875%, due 08/15/25                    1,500,000             1,528,590
U.S. Treasury Notes,
  7.625%, due 02/15/25                    9,500,000            10,547,945
U.S. Treasury Notes,
  7.750%, due 12/31/99                      500,000               522,810
U.S. Treasury Notes,
  7.875%, due 02/15/21                    2,500,000             2,824,200
U.S. Treasury Notes,
  8.750%, due 08/15/20                    1,000,000             1,231,250
U.S. Treasury Strip,
  0.000%, due 05/18/18                   12,900,000             2,990,220
                                                         ----------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $20,384,869)                                         $   20,648,136
-------------------------------------------------------------------------
COMMERCIAL PAPER -- 0.4%
-------------------------------------------------------------------------
Household International Corp.,
  5.45%, due 01/14/97
  (COST $249,508)                      $    250,000        $      249,508
-------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $59,410,820) 98.2%                                   $   60,969,819
OTHER ASSETS LESS LIABILITIES -- 1.8%                           1,128,998
-------------------------------------------------------------------------
NET ASSETS -- 100.0%                                       $   62,098,817
=========================================================================

The aggregate cost of securities for federal income tax purposes at
  December 31, 1996 is $59,410,820.
    The following amounts are based on costs for federal income tax purposes:

        Aggregate gross unrealized appreciation            $    2,159,082
        Aggregate gross unrealized depreciation                  (600,083)
                                                           --------------
        Net unrealized appreciation                        $    1,558,999
                                                           ==============

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                             DIVERSIFIED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                           VALUE
DESCRIPTION                                 SHARES                      (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCK -- 72.8%
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.0%
  Boeing Co.                                   300           $      31,913
                                                          ----------------
AIR TRANSPORTATION -- 3.4%
  AMR Corp.*                                   400                  35,250
  Delta Airlines Inc.                          600                  42,525
  UAL Corp.*                                   600                  37,500
                                                          ----------------
                                                                   115,275
                                                          ----------------
AUTOMOBILES -- 1.3%
  Chrysler Corp.                               400                  13,200
  Ford Motor Co.                               400                  12,750
  General Motors Corp.                         300                  16,725
                                                          ----------------
                                                                    42,675
                                                          ----------------
BANKS/MAJOR -- 2.6%
  BankAmerica Corp.                            600                  59,850
  Chase Manhattan Corp.                        300                  26,775
                                                          ----------------
                                                                    86,625
                                                          ----------------
BANKS/REGIONAL -- 2.8%
  Banc One Corp.                               600                  25,800
  Citicorp                                     400                  41,200
  Wells Fargo & Co.                            100                  26,975
                                                          ----------------
                                                                    93,975
                                                          ----------------
BIO-TECHNOLOGIES -- 1.0%
  Amgen Inc.*                                  600                  32,625
                                                          ----------------
CHEMICALS -- 2.7%
  du Pont (E.I.) de Nemours & Co.              300                  28,313
  Hercules, Inc.                               500                  21,625
  Monsanto, Co.                              1,000                  38,875
                                                          ----------------
                                                                    88,813
                                                          ----------------
COSMETICS -- .9%
  Gillette Co.                                 400                  31,100
                                                          ----------------
DRUGS -- 6.2%
  Bristol Myers Squibb Co.                     300                  32,625
  Lilly (Eli) & Co.                            400                  29,200
  Merck & Co., Inc.                            300                  23,775
  Pfizer Inc.                                  400                  33,150
  Schering-Plough Corp.                        200                  12,950
  Smithkline Beecham, PLC, ADR+                500                  34,000
  Warner-Lambert Co.                           600                  45,000
                                                          ----------------
                                                                   210,700
                                                          ----------------
ELECTRICAL EQUIPMENT -- 3.5%
  Emerson Electric Co.                         500                  48,375
  General Electric Co.                         700                  69,213
                                                          ----------------
                                                                   117,588
                                                          ----------------
ELECTRONICS -- 4.5%
  AMP, Inc.                                    800                  30,700
  Applied Materials, Inc.*                     400                  14,375
  Hewlett-Packard Co.                          500                  25,125
  Intel Corp.                                  300                  39,281
  Motorola, Inc.                               200                  12,275
  Texas Instruments, Inc.                      500                  31,875
                                                          ----------------
                                                                   153,631
                                                          ----------------
ENTERTAINMENT -- 1.9%
  Disney (Walt) Company                        400                  27,850
  Time Warner, Inc.                            500                  18,750
  Viacom, Inc.* Class (B)                      500                  17,438
                                                          ----------------
                                                                    64,038
                                                          ----------------
FINANCIAL SERVICES -- 1.8%
  Federal Home Loan Mortgage Corp.             300                  33,038
  Federal National Mortgage Assn.              700                  26,075
                                                          ----------------
                                                                    59,113
                                                          ----------------
HOSPITAL MANAGEMENT -- 2.7%
  Aetna Inc.                                   300                  24,000
  Columbia/HCA Healthcare Corp.                750                  30,563
  Oxford Health Plans, Inc.*                   400                  23,425
  United Healthcare Corp.                      300                  13,500
                                                          ----------------
                                                                    91,488
                                                          ----------------
HOSPITAL SUPPLIES -- 1.2%
  Johnson & Johnson                            800                  39,800
                                                          ----------------
INSURANCE -- 2.2%
  American International Group,
    Inc.                                       400                  43,300
  General Re Corp.                             200                  31,550
                                                          ----------------
                                                                    74,850
                                                          ----------------
MACHINERY -- 3.6%
  Case Corp.                                   500                  27,250
  Caterpillar, Inc.                            300                  22,575
  Deere & Co.                                  900                  36,563
  Ingersoll-Rand Co.                           800                  35,600
                                                          ----------------
                                                                   121,988
                                                          ----------------
MACHINERY & CONSTRUCTION -- .6%
  Fluor, Corp.                                 300                  18,825
                                                          ----------------
METALS -- .7%
  Aluminum Company of America                  400                  25,500
                                                          ----------------
OFFICE & BUSINESS EQUIPMENT -- 5.7%
  Compaq Computer Corp.*                       500                  37,125
  Electronics Data Systems Corp.               400                  17,300
  International Business Machines
    Corp.                                      300                  45,300
  Micron Technology, Inc.                      500                  14,563
  Microsoft Corp.*                             400                  33,050
  Oracle Corp.*                                600                  25,050
  Sun Microsystems Inc.*                       800                  20,550
                                                          ----------------
                                                                   192,938
                                                          ----------------
OIL -- DOMESTIC -- 2.5%
  Amoco Corp.                                  300                  24,150
  Anadarko Pete Co.                            300                  19,425
  Atlantic Richfield Co.                       200                  26,500
  Burlington Resources                         300                  15,113
                                                          ----------------
                                                                    85,188
                                                          ----------------
OIL -- INTERNATIONAL -- 5.1%
  British Petroleum, PLC, ADR+                 208                  29,406
  Chevron Corp.                                400                  26,000
  Exxon Corp.                                  300                  29,400
  Mobil Corp.                                  200                  24,450
  Royal Dutch Petroleum Co.                    200                  34,150
  Texaco, Inc.                                 300                  29,438
                                                          ----------------
                                                                   172,844
                                                          ----------------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                             DIVERSIFIED PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996

                                                                           VALUE
DESCRIPTION                                 SHARES                      (NOTE 2)
--------------------------------------------------------------------------------

OIL -- SERVICES -- 5.4%
  Baker Hughes Inc.                            800        $         27,600
  Energy Ventures, Inc.                      1,500                  76,313
  Schlumberger Limited                         300                  29,963
  Trico Marine Services, Inc.                1,000                  48,000
                                                          ----------------
                                                                   181,876
                                                          ----------------
PAPER -- 1.0%
  Fort Howard Corp.*                           600                  16,612
  International Paper Co.                      400                  16,150
                                                          ----------------
                                                                    32,762
                                                          ----------------
RESTAURANTS -- .6%
  McDonald's Corp.                             500                  22,625
                                                          ----------------
RETAILERS -- 2.3%
  Gap (The), Inc.                              800                  24,100
  Nautica Enterprises, Inc.*                 1,200                  30,300
  Tommy Hilfiger Corp.*                        500                  24,000
                                                          ----------------
                                                                    78,400
                                                          ----------------
SOAPS -- .9%
  Procter & Gamble Inc.                        300                  32,250
                                                          ----------------
TELECOMMUNICATIONS -- 3.7%
  Cabletron Systems, Inc.*                     600                  19,950
  Cisco Systems, Inc.*                         600                  38,175
  Octel Communications Corp.*                  500                   8,750
  Teleport Communications Group,
    Class(A)                                   600                  18,300
  Worldcom, Inc.*                            1,600                  41,699
                                                          ----------------
                                                                   126,874
                                                          ----------------
TOBACCO -- 1.0%
  Philip Morris Cos., Inc.                     300                  33,781
                                                          ----------------
TOTAL COMMON STOCKS
(COST $1,658,938)                                            $   2,460,060
--------------------------------------------------------------------------

                                                                     VALUE
DESCRIPTION                            PRINCIPAL AMOUNT           (NOTE 2)
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 10.4%
--------------------------------------------------------------------------
American Express Company,
  5.33%, due 01/09/97                     $300,000           $     299,645
CIT Group Holdings Inc.,
  5.33%, due 01/06/97                       50,000                  49,963
                                                          ----------------
TOTAL COMMERCIAL PAPER
(COST $349,608)                                              $     349,608
--------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 15.6%
--------------------------------------------------------------------------
U.S. Treasury Note,
  7.50%, due 05/15/02
  (COST $518,404)                         $500,000           $     528,750
--------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $2,526,950) 98.8%                                      $   3,338,418
OTHER ASSETS LESS LIABILITIES -- 1.2%                               42,169
--------------------------------------------------------------------------
NET ASSETS 100.0%                                            $   3,380,587
==========================================================================

The aggregate cost of securities for Federal income tax purposes at
  December 31, 1996, is $2,534,288.
    The following amounts are based on costs for Federal income tax purposes:

        Aggregate gross unrealized appreciation              $     817,280
        Aggregate gross unrealized depreciation                    (13,150)
                                                          ----------------
        Net unrealized appreciation                          $     804,130
                                                          ================

                       See notes to financial statements.
--------------------------------------------------------------------------------
* Non-income producing security as defined by the Investment Company Act of 1940.
+ American Depository Receipts.
  Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                        GOVERNMENT SECURITIES PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                           VALUE
DESCRIPTION                          PRINCIPAL AMOUNT                   (NOTE 2)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 36.8%
--------------------------------------------------------------------------------
U.S. Treasury Note,
  5.375%, due 11/30/97                  $2,000,000         $    1,990,000
U.S. Treasury Note,
  6.00%, due 05/31/98                    1,000,000              1,000,620
U.S. Treasury Note,
  6.00%, due 08/15/99                    1,000,000                999,680
U.S. Treasury Note,
  5.875%, due 11/15/99                   1,000,000                995,930
U.S. Treasury Note,
  7.75%, due 11/30/99                    1,000,000              1,044,370
                                                         ----------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $6,001,853)                                          $    6,030,600
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 62.1%
-------------------------------------------------------------------------
Federal Farm Credit Union,
  5.63%, due 05/26/98                   $2,000,000         $    1,995,100
Federal Home Loan Mortgage Corp.,
  5.25%, due 01/03/97                      120,000                119,965
Federal Home Loan Mortgage Corp.,
  5.35%, due 01/06/97                      300,000                299,777
Federal Home Loan Mortgage Corp.,
  5.42%, due 01/06/97                      100,000                 99,925
Federal Home Loan Mortgage Corp.,
  5.45%, due 01/24/97                      450,000                448,433
Federal Home Loan Mortgage Corp.,
  6.50%, due 11/15/21                    1,500,000              1,457,175
Federal National Mortgage Assn.,
  5.24%, due 01/03/97                      150,000                149,956
Federal National Mortgage Assn.,
  5.34%, due 03/21/97                      500,000                494,141
Federal National Mortgage Assn.,
  7.00%, due 01/25/03                      200,000                201,758
Federal National Mortgage Assn.,
  7.00%, due 01/25/03                       85,000                 85,748
Federal National Mortgage Assn.,
  5.25%, due 09/25/12                      798,230                794,071
Federal National Mortgage Assn.,
  5.75%, due 08/25/18                      500,000                489,025
Federal National Mortgage Assn.,
  6.50%, due 10/25/23                    1,300,000              1,287,858
Government National Mortgage
  Assn.,
  7.50%, due 05/15/24                      997,749                998,367
Government National Mortgage
  Assn.,
  7.50%, due 10/15/24                      262,959                263,122
Student Loan Marketing Assn.,
  7.44%, due 03/28/00                      500,000                500,035
Tennessee Valley Authority,
  6.375%, due 06/15/05                     500,000                490,565
                                                         ----------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $10,187,163)                                         $   10,175,021
-------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $16,189,016) 98.9%                                   $   16,205,621
OTHER ASSETS LESS LIABILITIES -- 1.1%                             177,679
-------------------------------------------------------------------------
NET ASSETS -- 100.0%                                       $   16,383,300
=========================================================================

The aggregate cost of securities for federal income tax purposes at December 31, 1996 is $16,189,016.

        The following amounts are based on costs for federal income tax purposes:

        Aggregate gross unrealized appreciation            $       95,823
        Aggregate gross unrealized depreciation                   (79,218)
                                                           --------------
        Net unrealized appreciation                        $       16,605
                                                           ==============

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                           VALUE
DESCRIPTION                         PRINCIPAL AMOUNT                    (NOTE 2)
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 98.5%
--------------------------------------------------------------------------------
Associates Corp. of North
  America,
  5.31%, due 01/06/97                  $4,000,000         $    3,997,050
Avco Financial Services, Canada
  Ltd.,
  5.41%, due 03/13/97                   4,000,000              3,957,321
Avco Financial Services Inc.,
  5.32%, due 01/23/97                   1,775,000              1,769,229
Banc One Funding Corp.,
  5.46%, due 01/06/97                   1,050,000              1,049,204
Banco Real S.A.,
  5.36%, due 04/21/97                   1,000,000                983,623
Bank of New York Co., Inc.,
  5.30%, due 01/10/97                   2,500,000              2,496,687
Bank of Nova Scotia,
  5.50%, due 01/03/97                   5,000,000              5,070,278
Bell Atlantic Network Funding
  Corp.,
  5.40%, due 01/24/97                   1,413,000              1,408,125
Capital One Funding Corp.,
  5.84%, due 04/01/11 (a)               3,900,000              3,903,734
C.I.T. Group Holdings, Inc.,
  5.30%, due 01/27/97                   1,800,000              1,793,110
C.I.T. Group Holdings, Inc.,
  5.48%, due 01/31/97                   1,875,000              1,866,438
C.I.T. Group Holdings, Inc.,
  5.35%, due 02/25/97                   1,350,000              1,338,966
Colonial Pipeline Co.,
  5.30%, due 01/10/97                   2,500,000              2,496,688
Commercial Credit Co.,
  5.30%, due 01/06/97                   6,300,000              6,295,363
Cooperative Finance Corp.,
  5.30%, due 01/10/97                     450,000                449,404
du Pont (E.I.) de Nemours & Co.,
  5.30%, due 01/21/97                   1,550,000              1,545,436
Ford Motor Credit Co.,
  5.30%, due 01/08/97                   2,050,000              2,047,887
Ford Motor Credit Co.,
  5.29%, due 02/03/97                   1,880,000              1,870,884
Ford Motor Credit Co.,
  5.32%, due 02/03/97                   1,000,000                995,124
General Electric Capital Corp.,
  5.41%, due 01/09/97                   1,000,000                998,798
General Electric Capital Corp.,
  5.31%, due 01/13/97                     300,000                299,469
General Electric Capital Corp.,
  5.40%, due 01/23/97                     650,000                647,855
General Electric Capital Corp.,
  5.50%, due 01/27/97                     100,000                 99,603
General Electric Capital Corp.,
  5.32%, due 01/28/97                   2,720,000              2,709,147
General Motors Corp.,
  5.36%, due 01/24/97                   5,000,000              4,982,878
Goldman Sachs Group, L.P.,
  5.37%, due 01/14/97                   3,400,000              3,393,407
Goldman Sachs Group, L.P.,
  5.32%, due 04/21/97                   2,500,000              2,459,362
Heller International,
  5.70%, due 01/15/97                   2,150,000              2,145,234
Heller International,
  5.70%, due 01/21/97                   4,800,000              4,784,800
Household Finance Corp.,
  5.45%, due 01/14/97                   1,900,000              1,896,261
Household Finance Corp.,
  5.31%, due 01/17/97                   1,450,000              1,446,578
Lucent Technologies Inc.,
  5.28%, due 01/28/97                   2,000,000              1,992,080
Lucent Technologies Inc.,
  5.29%, due 01/28/97                   3,000,000              2,988,098
Mellon Bank Corp.,
  5.40%, due 02/07/97                   2,000,000              2,024,900
Merrill Lynch and Co., Inc.,
  5.34%, due 01/27/97                   1,150,000              1,145,565
Metropolitan Life Funding Inc.,
  5.29%, due 01/10/97                   4,642,000              4,635,861
Morgan, J.P. & Co., Inc.,
  5.35%, due 01/02/97                   3,400,000              3,399,495
Morgan, J.P. & Co., Inc.,
  5.36%, due 01/02/97                   2,375,000              2,374,646
National Westminster Bank Canada,
  5.45%, due 02/28/97                   3,000,000              2,973,659
Norwest Corp.,
  5.40%, due 01/09/97                   4,350,000              4,344,780
Paccar Financial Group,
  5.44%, due 01/03/97                   1,000,000                999,698
Penney, (J.C.) & Co.,
  5.30%, due 01/30/97                   3,600,000              3,584,630
PHH Corp.,
  5.68%, due 01/17/97                   6,200,000              6,184,348
Philip Morris Co.,
  5.30%, due 01/13/97                   4,500,000              4,492,050
Philip Morris Co.,
  5.30%, due 01/14/97                   1,500,000              1,497,129
Prudential Funding Corp.,
  5.39%, due 01/07/97                   5,400,000              5,395,149
Sanwa Business Credit,
  5.58%, due 01/15/97                   3,800,000              3,791,754
Sears Roebuck Acceptance Corp.,
  5.58%, due 01/10/97                   1,275,000              1,273,221
Sears Roebuck Acceptance Corp.,
  5.33%, due 01/30/97                   4,000,000              3,982,826
Sears Roebuck Acceptance Corp.,
  5.34%, due 02/06/97                     330,000                328,238
Toronto Dominion Bank,
  5.40%, due 01/09/97                   2,200,000              2,197,360

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996

                                                                         VALUE
DESCRIPTION                         PRINCIPAL AMOUNT                    (NOTE 2)
--------------------------------------------------------------------------------
Toronto Dominion Bank,
  5.47%, due 01/13/97               $    2,900,000      $      2,894,712
Transamerica Commercial Finance
  Canada,
  5.33%, due 01/13/97                    2,000,000             1,996,447
Walt Disney Co.,
  5.31%, due 02/14/97                    3,000,000             2,980,530
Weyerhaeuser Mortgage Co.,
  5.90%, due 01/07/97                      850,000               849,164
Weyerhaeuser Mortgage Co.,
  5.40%, due 01/16/97                    3,300,000             3,292,575
                                                        ----------------
TOTAL COMMERCIAL PAPER
(COST $142,816,858)                                     $    142,816,858
------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.2%
------------------------------------------------------------------------
Federal Home Loan Bank,
  5.45%, due 01/24/97               $      170,000      $        169,408
Federal Home Loan Bank,
  5.85%, due 11/06/97                    3,000,000             3,026,926
                                                        ----------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $3,196,334)                                       $      3,196,334
------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $146,013,192) 100.7%                              $    146,013,192
OTHER ASSETS LESS LIABILITIES -- (.7%)                        (1,081,033)
------------------------------------------------------------------------
NET ASSETS -- 100.0%                                    $    144,932,159
========================================================================

                       See notes to financial statements.
--------------------------------------------------------------------------------
(a) The interest rate is subject to change periodically based on the greater of the 30 or 90-day commercial paper rate. This instrument resets on a weekly basis. The rate shown was in effect as of December 26, 1996.

    Percentages are based on net assets.

                             MONY SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES December 31, 1996
--------------------------------------------------------------------------------

                                                                                          INTERMEDIATE       LONG TERM
                                                        EQUITY GROWTH    EQUITY INCOME      TERM BOND          BOND
                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                        -------------    -------------    -------------    -------------
ASSETS
    Securities, at value (Note 2)*.....................  $ 2,139,517      $18,636,175      $ 39,411,502     $ 60,969,819
    Cash...............................................       25,749           52,514            66,137           74,215
    Dividends receivable...............................        1,820           38,254                 0                0
    Interest receivable................................            0                0           579,794        1,103,274
    Receivable for fund shares sold....................            5                5            29,200           17,612
    Prepaid expense....................................          222            1,561             2,541            3,805
                                                        -------------    -------------    -------------    -------------
Total assets...........................................    2,167,313       18,728,509        40,089,174       62,168,725
                                                        -------------    -------------    -------------    -------------
LIABILITIES
    Payable for fund shares redeemed...................           26           20,521            12,482           26,463
    Payable for securities purchased...................            0          114,125                 0                0
    Accrued expenses:
         Investment advisory fees......................          773            6,596            14,053           22,039
         Custodian fees................................          817            1,147             1,035            2,438
         Professional fees.............................       10,946           13,138            15,157           17,134
         Miscellaneous fees............................           82              635             1,194            1,834
                                                        -------------    -------------    -------------    -------------
Total liabilities......................................       12,644          156,162            43,921           69,908
                                                        -------------    -------------    -------------    -------------
NET ASSETS.............................................  $ 2,154,669      $18,572,347      $ 40,045,253     $ 62,098,817
                                                        =============    =============     ============     ============
Net assets consist of:
    Capital stock -- $.01 par value....................  $       710      $     7,922      $     36,554     $     48,366
    Additional paid-in capital.........................    1,364,350       10,948,547        37,856,381       56,915,623
    Undistributed net investment income................       12,501          500,290         2,284,209        3,837,045
    Undistributed/accumulated net realized gain (loss)
      on investments...................................      183,845        1,756,375          (100,274)        (261,216)
    Net unrealized appreciation (depreciation) of
      investments......................................      593,263        5,359,213           (31,617)       1,558,999
                                                        -------------    -------------    -------------    -------------
NET ASSETS.............................................  $ 2,154,669      $18,572,347      $ 40,045,253     $ 62,098,817
                                                        =============    =============     ============     ============
Shares of capital stock outstanding....................       70,950          792,193         3,655,407        4,836,582
                                                        -------------    -------------    -------------    -------------
Net asset value per share of outstanding capital
  stock................................................  $     30.37      $     23.44      $      10.96     $      12.84
                                                        =============    =============     ============     ============
*Investments at cost...................................  $ 1,546,254      $13,276,962      $ 39,443,119     $ 59,410,820

                                                                           GOVERNMENT
                                                          DIVERSIFIED      SECURITIES      MONEY MARKET
                                                           PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                         -------------    -------------    ------------
ASSETS
    Securities, at value (Note 2)*.....................   $  3,338,418     $ 16,205,621    $146,013,192
    Cash...............................................         48,898           71,837          60,320
    Dividends receivable...............................          2,366                0               0
    Interest receivable................................          4,794          109,680          15,356
    Receivable for fund shares sold....................              0           20,052       1,199,819
    Prepaid expense....................................            239              367           6,025
                                                         -------------    -------------    ------------
Total assets...........................................      3,394,715       16,407,557     147,294,712
                                                         -------------    -------------    ------------
LIABILITIES
    Payable for fund shares redeemed...................             59            5,735       2,284,673
    Payable for securities purchased...................              0                0               0
    Accrued expenses:
         Investment advisory fees......................          1,197            5,568          50,749
         Custodian fees................................            660            1,493           2,933
         Professional fees.............................         12,105           11,145          20,816
         Miscellaneous fees............................            107              316           3,382
                                                         -------------    -------------    ------------
Total liabilities......................................         14,128           24,257       2,362,553
                                                         -------------    -------------    ------------
NET ASSETS.............................................   $  3,380,587     $ 16,383,300    $144,932,159
                                                            ==========     ============    ============
Net assets consist of:
    Capital stock -- $.01 par value....................   $      1,879     $     15,492     $ 1,449,322
    Additional paid-in capital.........................      2,310,863       15,665,486     143,482,837
    Undistributed net investment income................         67,363          695,233               0
    Undistributed/accumulated net realized gain (loss)
      on investments...................................        189,014           (9,516)              0
    Net unrealized appreciation (depreciation) of
      investments......................................        811,468           16,605               0
                                                         -------------    -------------    ------------
NET ASSETS.............................................   $  3,380,587     $ 16,383,300    $144,932,159
                                                            ==========     ============    ============
Shares of capital stock outstanding....................        187,922        1,549,168     144,932,159
                                                         -------------    -------------    ------------
Net asset value per share of outstanding capital
  stock................................................   $      17.99     $      10.58    $       1.00
                                                            ==========     ============    ============
*Investments at cost...................................   $  2,526,950     $ 16,189,016    $146,013,192

                       See notes to financial statements

                             MONY SERIES FUND, INC.

STATEMENTS OF OPERATIONS For the year ended December 31, 1996
--------------------------------------------------------------------------------

                                                                                                 INTERMEDIATE     LONG TERM
                                                               EQUITY GROWTH    EQUITY INCOME     TERM BOND         BOND
                                                                 PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                               -------------    -------------    ------------    -----------
INVESTMENT INCOME:
     Interest..........................................          $   7,458       $    39,555     $  2,466,764    $ 4,112,161
     Dividends.........................................             27,521           564,718                0              0
                                                               -------------    -------------    ------------    -----------
          Total investment income......................             34,979           604,273        2,466,764      4,112,161
                                                               -------------    -------------    ------------    -----------
EXPENSES:
     Investment advisory fees (Note 3).................              8,064            72,917          155,967        240,048
     Custodian fees....................................              7,514            11,203            6,991          8,274
     Professional fees.................................              8,123             8,967           10,019         11,111
     Directors fees....................................                357             3,341            7,062         10,922
     Miscellaneous fees................................                318             3,095            4,884          7,535
                                                               -------------    -------------    ------------    -----------
          Total expenses...............................             24,376            99,523          184,923        277,890
          Expenses reduced by a custodian
            fee arrangement............................             (1,898)           (1,896)          (2,368)        (2,774)
                                                               -------------    -------------    ------------    -----------
          Net expenses.................................             22,478            97,627          182,555        275,116
                                                               -------------    -------------    ------------    -----------
Net investment income..................................             12,501           506,646        2,284,209      3,837,045
                                                               -------------    -------------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 2):
     Realized gain (loss) from security transactions
       (excluding short-term securities):
          Proceeds from sales..........................            811,804         6,869,438       11,002,173     34,147,073
          Cost of securities sold......................            625,294         5,125,323       11,068,379     33,541,115
                                                               -------------    -------------    ------------    -----------
Net realized gain (loss) on investments................            186,510         1,744,115          (66,206)       605,958
Net increase (decrease) in unrealized appreciation
  of investments.......................................            183,439         1,057,847         (844,291)    (4,731,783)
                                                               -------------    -------------    ------------    -----------
Net realized and unrealized gain (loss)
  on investments.......................................            369,949         2,801,962         (910,497)    (4,125,825)
                                                               -------------    -------------    ------------    -----------
Net increase (decrease) in net assets
  resulting from operations............................          $ 382,450       $ 3,308,608     $  1,373,712    $  (288,780)
                                                                ==========        ==========       ==========     ==========






                                                                              GOVERNMENT
                                                               DIVERSIFIED    SECURITIES    MONEY MARKE
                                                                PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                               -----------    ----------    -----------
INVESTMENT INCOME:
     Interest..........................................         $   56,639    $  760,040     $6,434,175
     Dividends.........................................             38,701             0              0
                                                               -----------    ----------    -----------
          Total investment income......................             95,340       760,040      6,434,175
                                                               -----------    ----------    -----------
EXPENSES:
     Investment advisory fees (Note 3).................             13,426        49,987        473,307
     Custodian fees....................................              7,558         8,543         13,806
     Professional fees.................................              8,198         5,878         13,669
     Directors fees....................................                623         1,844         19,972
     Miscellaneous fees................................                540         1,579         13,732
                                                               -----------    ----------    -----------
          Total expenses...............................             30,345        67,831        534,486
          Expenses reduced by a custodian
            fee arrangement............................             (2,368)       (3,024)        (5,896)
                                                               -----------    ----------    -----------
          Net expenses.................................             27,977        64,807        528,590
                                                               -----------    ----------    -----------
Net investment income..................................             67,363       695,233      5,905,585
                                                               -----------    ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 2):
     Realized gain (loss) from security transactions
       (excluding short-term securities):
          Proceeds from sales..........................          1,005,797     1,235,548              0
          Cost of securities sold......................            812,270     1,245,064              0
                                                               -----------    ----------    -----------
Net realized gain (loss) on investments................            193,527        (9,516)             0
Net increase (decrease) in unrealized appreciation
  of investments.......................................            188,333      (170,310)             0
                                                               -----------    ----------    -----------
Net realized and unrealized gain (loss)
  on investments.......................................            381,860      (179,826)             0
                                                               -----------    ----------    -----------
Net increase (decrease) in net assets
  resulting from operations............................         $  449,223    $  515,407     $5,905,585
                                                               ===========     =========    ===========


























































































                       See notes to financial statements

                             MONY SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31,
--------------------------------------------------------------------------------

                                                                    EQUITY GROWTH PORTFOLIO    EQUITY INCOME PORTFOLIO
                                                                    -----------------------   -------------------------
                                                                       1996         1995         1996          1995
                                                                    ----------   ----------   -----------   -----------
FROM OPERATIONS:
    Net investment income.......................................... $   12,501   $   26,883   $   506,646   $   608,220
    Net realized gain (loss) on investments (Note 2)...............    186,510       93,732     1,744,115       365,016
    Net increase (decrease) in unrealized appreciation of
      investments..................................................    183,439      349,191     1,057,847     3,968,525
                                                                    ----------   ----------   -----------   -----------
Net increase (decrease) in net assets resulting from operations....    382,450      469,806     3,308,608     4,941,761
                                                                    ----------   ----------   -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income (Note 4).................................          0      (26,948)      (34,413)     (567,903)
    Net realized gain from investment transactions (Note 4)........          0      (93,732)            0      (365,016)
    Distribution in excess of realized capital gains (Note 4)......          0       (2,611)            0             0
                                                                    ----------   ----------   -----------   -----------
        Total dividends and distributions to shareholders..........          0     (123,291)      (34,413)     (932,919)
                                                                    ----------   ----------   -----------   -----------
FROM SHARE TRANSACTIONS:
    Proceeds from the issuance of shares...........................    344,553      348,609       427,851       489,847
    Proceeds from dividends reinvested.............................          0      123,291        34,413       932,919
    Net asset value of shares redeemed.............................   (445,903)    (501,382)   (3,255,147)   (3,545,498)
                                                                    ----------   ----------   -----------   -----------
Net increase (decrease) in net assets resulting from share
  transactions.....................................................   (101,350)     (29,482)   (2,792,883)   (2,122,732)
                                                                    ----------   ----------   -----------   -----------
Net increase in net assets.........................................    281,100      317,033       481,312     1,886,110
Net assets beginning of year.......................................  1,873,569    1,556,536    18,091,035    16,204,925
                                                                    ----------   ----------   -----------   -----------
Net assets end of year*............................................ $2,154,669   $1,873,569   $18,572,347   $18,091,035
                                                                     =========    =========    ==========    ==========
SHARES ISSUED AND REDEEMED:
    Issued.........................................................     12,546       14,901        20,290        26,583
    Issued in reinvestment of dividends and distributions..........          0        4,910         1,654        47,574
    Redeemed.......................................................    (16,217)     (20,796)     (152,508)     (195,103)
                                                                    ----------   ----------   -----------   -----------
        Net increase (decrease)....................................     (3,671)        (985)     (130,564)     (120,946)
                                                                     =========    =========    ==========    ==========
*Including undistributed net investment income of:                  $   12,501   $        0   $   500,290   $    28,990

                                                                         INTERMEDIATE TERM
                                                                          BOND PORTFOLIO          LONG TERM BOND PORTFOLIO

                                                                     -------------------------   ---------------------------

                                                                        1996          1995           1996           1995

                                                                     -----------   -----------   ------------   ------------

FROM OPERATIONS:
    Net investment income..........................................  $ 2,284,209   $ 2,091,037   $  3,837,045   $  3,342,469

    Net realized gain (loss) on investments (Note 2)...............      (66,206)         (343)       605,958      1,020,813

    Net increase (decrease) in unrealized appreciation of
      investments..................................................     (844,291)    2,636,279     (4,731,783)     8,936,819
                                                                      -----------   -----------   ------------   ------------

Net increase (decrease) in net assets resulting from operations....    1,373,712     4,726,973       (288,780)    13,300,101
                                                                      -----------   -----------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income (Note 4).................................            0    (2,091,037)             0     (3,342,469)

    Net realized gain from investment transactions (Note 4)........            0             0              0              0

    Distribution in excess of realized capital gains (Note 4)......            0             0              0              0
                                                                     -----------   -----------   ------------   ------------

        Total dividends and distributions to shareholders..........            0    (2,091,037)             0     (3,342,469)
                                                                     -----------   -----------   ------------   ------------

FROM SHARE TRANSACTIONS:
    Proceeds from the issuance of shares...........................   11,119,965     9,732,637     20,808,063     18,197,721

    Proceeds from dividends reinvested.............................            0     2,091,037              0      3,342,469

    Net asset value of shares redeemed.............................   (9,968,257)   (9,223,470)   (20,438,355)   (13,492,262)
                                                                     -----------   -----------   ------------   ------------

Net increase (decrease) in net assets resulting from share
  transactions.....................................................    1,151,708     2,600,204        369,708      8,047,928
                                                                     -----------   -----------   ------------   ------------

Net increase in net assets.........................................    2,525,420     5,236,140         80,928     18,005,560

Net assets beginning of year.......................................   37,519,833    32,283,693     62,017,889     44,012,329
                                                                     -----------   -----------   ------------   ------------

Net assets end of year*............................................  $40,045,253   $37,519,833   $ 62,098,817   $ 62,017,889
                                                                      ==========    ==========    ===========    ===========

SHARES ISSUED AND REDEEMED:
    Issued.........................................................    1,048,172       910,082      1,693,456      1,481,319

    Issued in reinvestment of dividends and distributions..........            0       197,828              0        259,508

    Redeemed.......................................................     (941,251)     (871,850)    (1,670,244)    (1,131,582)
                                                                     -----------   -----------   ------------   ------------

        Net increase (decrease)....................................      106,921       236,060         23,212        609,245
                                                                      ==========    ==========    ===========    ===========

*Including undistributed net investment income of:                   $ 2,284,209   $         0   $  3,837,045   $          0


                       See notes to financial statements

                             MONY SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS (continued) For the years ended December 31,
--------------------------------------------------------------------------------

                                                                          GOVERNMENT SECURITIES
                                               DIVERSIFIED PORTFOLIO            PORTFOLIO              MONEY MARKET PORTFOLIO
                                              -----------------------   -------------------------   -----------------------------
                                                 1996         1995         1996          1995           1996            1995
                                              ----------   ----------   -----------   -----------   -------------   -------------
FROM OPERATIONS:
    Net investment income.................... $   67,363   $   83,934   $   695,233   $   269,443   $   5,905,585   $   4,435,105
    Net realized gain (loss) on investments
      (Note 2)...............................    193,527       84,634        (9,516)          163               0               0
    Net increase (decrease) in unrealized
      appreciation of investments............    188,333      557,722      (170,310)      189,162               0               0
                                              ----------   ----------   -----------   -----------   -------------   -------------
Net increase in net assets resulting from
  operations.................................    449,223      726,290       515,407       458,768       5,905,585       4,435,105
                                              ----------   ----------   -----------   -----------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
    Net investment income (Note 4)...........          0      (83,934)            0      (269,443)     (5,905,585)     (4,435,105)
    Net realized gain from investment
      transactions...........................          0      (84,634)            0          (163)              0               0
    Distribution in excess of realized
      capital gains..........................          0       (4,489)            0             0               0               0
                                              ----------   ----------   -----------   -----------   -------------   -------------
         Total dividends and distributions to
           shareholders......................          0     (173,057)            0      (269,606)     (5,905,585)     (4,435,105)
                                              ----------   ----------   -----------   -----------   -------------   -------------
FROM SHARE TRANSACTIONS:
    Proceeds from the issuance of shares.....    329,611      255,820    12,146,445     9,796,475     689,151,108     466,424,179
    Proceeds from dividends reinvested.......          0      173,057             0       269,606       5,905,585       4,435,105
    Net asset value of shares redeemed.......   (670,322)    (570,735)   (4,834,445)   (2,903,581)   (660,491,512)   (443,845,037)
                                              ----------   ----------   -----------   -----------   -------------   -------------
Net increase (decrease) in net assets
  resulting from share transactions..........   (340,711)    (141,858)    7,312,000     7,162,500      34,565,181      27,014,247
                                              ----------   ----------   -----------   -----------   -------------   -------------
Net increase in net assets...................    108,512      411,375     7,827,407     7,351,662      34,565,181      27,014,247
Net assets beginning of year.................  3,272,075    2,860,700     8,555,893     1,204,231     110,366,978      83,352,731
                                              ----------   ----------   -----------   -----------   -------------   -------------
Net assets end of year*...................... $3,380,587   $3,272,075   $16,383,300   $ 8,555,893   $ 144,932,159   $ 110,366,978
                                              ==========   ==========   ============  ============  ==============  ==============
SHARES ISSUED AND REDEEMED:
    Issued...................................     19,825       16,862     1,180,708       966,948     689,151,108     466,424,179
    Issued in reinvestment of dividends and
      distributions..........................          0       11,009             0        26,406       5,905,585       4,435,105
    Redeemed.................................    (40,085)     (37,322)     (469,910)     (281,625)   (660,491,512)   (443,845,037)
                                              ----------   ----------   -----------   -----------   -------------   -------------
         Net increase (decrease).............    (20,260)      (9,451)      710,798       711,729      34,565,181      27,014,247
                                              ==========   ==========   ============  ============  ==============  ==============
*Including undistributed net investment
  income of:                                  $   67,363   $        0   $   695,233   $         0   $           0   $           0

                       See notes to financial statements

                             MONY SERIES FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     The MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, is composed of seven different portfolios that are, in effect, separate investment funds: the Equity Growth Portfolio, the Equity Income Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Diversified Portfolio, the Government Securities Portfolio, and the Money Market Portfolio. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the assets of that portfolio and will have no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management.

2. SIGNIFICANT ACCOUNTING POLICIES

  A. Portfolio Valuations:

     Short-term securities with 61 days or more to maturity at time of purchase are valued at market through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Securities in the Money Market Portfolio are valued at amortized cost.

     Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

     Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices provided by an independent pricing service.

     Original issue discounts on investments purchased are amortized over their respective lives using the yield-to-maturity method.

     All other securities, when held by the Fund, including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors.

  B. Federal Income Taxes:

     Each portfolio of the Fund is a separate entity for Federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  C. Security Transactions and Investment Income:

     Security transactions are recorded as of the trade date.

     Dividend income is recorded on the ex-dividend date, income from other investments is accrued as earned.

     Realized gains and losses from investments sold are determined on the basis of identified cost for accounting and federal income tax purposes.

                             MONY SERIES FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  D. Other:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Earnings credits received from the custodian are shown as a reduction of total expenses.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"), the Investment Adviser provides investment advice and related services for each of the Fund's portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with calculating net asset values of the portfolios and compensates the directors, officers and employees of the Fund who are affiliated with the Investment Adviser.

     For these services, the Investment Adviser receives an investment management fee. The fee is a daily charge equal to an annual rate of .40% of the first $400,000,000 of the aggregate average daily net assets of the portfolios,
 .35% of the next $400,000,000 of the aggregate average daily net assets of the portfolios and .30% of the aggregate average daily net assets of the portfolios in excess of $800,000,000. Each daily charge is divided among the portfolios in proportion to their net assets on that date. The Investment Adviser reimburses the portfolios for investment management fees charged to the extent that any portfolio's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed in any fiscal year 2.5% of the first $30,000,000 of the average daily net assets of such portfolio, 2.0% of the next $70,000,000 of the average daily net assets of such portfolio, and 1.5% of the average daily net assets of the portfolio in excess of $100,000,000. For the year ended December 31, 1996, the fees incurred by the Fund were $1,013,716.

     The Investment Adviser has a service agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out its duties to provide investment management services under the Investment Advisory Agreement. The Investment Adviser pays MONY for its services.

     Aggregate remuneration incurred to non-affiliated Directors of the Fund for the year ended December 31, 1996, amounted to $44,121.

4. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income (including realized gains and losses on portfolio securities) of the Money Market Portfolio are declared and reinvested each business day in additional full and fractional shares of the portfolio. This policy enables the Money Market Portfolio to maintain a net asset value of $1.00 per share.

     Dividends from net investment income and net realized capital gains of the other portfolios will normally be declared and reinvested annually in additional full and fractional shares.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

     During the year ended December 31, 1996, the Equity Income Portfolio increased undistributed realized gains by $12,784, decreased undistributed net investment income by $933 and decreased additional paid-in capital by $11,851. Those differences are primarily due to return of capital distributions received on investments.

                             MONY SERIES FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL STOCK

  A. Authorized Capital Stock:

     The Fund has 2 billion authorized shares of capital stock with a par value of $.01 per share. 1.15 billion shares are reserved for issuance and divided into seven classes as follows: Equity Growth Portfolio (150 million shares); Equity Income Portfolio (150 million shares); Intermediate Term Bond Portfolio (150 million shares); Long Term Bond Portfolio (150 million shares); Diversified Portfolio (150 million shares); Government Securities Portfolio (150 million shares); and Money Market Portfolio (250 million shares). The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

  B. Purchases of Fund Shares:

     Shares of the Fund are sold to MONY America and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts and Variable Universal Life Insurance Contracts; to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts; and to MONY America Variable Account A and MONY Variable Account A, to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies. Shares of the Fund are also sold to MONY for allocation to the Keynote Series Account ("Keynote") to fund benefits under Individual Annuity Plans issued by MONY.

6. FEDERAL INCOME TAX-CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, the following portfolios of the Fund have capital loss carryforwards available to offset future capital gains, if any, for federal income tax purposes:

                           PORTFOLIO                               AMOUNT      EXPIRATION DATE
---------------------------------------------------------------   --------    ------------------
Long Term Bond.................................................   $261,216    December 31, 2004
                                                                  ========
Intermediate Term Bond.........................................   $ 16,850    December 31, 2002
                                                                    17,218    December 31, 2003
                                                                    66,206    December 31, 2004
                                                                  --------
                                                                  $100,274
                                                                  ========
Government Securities..........................................   $  9,516    December 31, 2004
                                                                  ========

7. PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities, other than short-term investments, for the year ended December 31, 1996 were as follows:

                                                                          PURCHASES        SALES
                                                                          ----------    -----------
Equity Growth Portfolio.................   Common Stock                   $  810,163    $   811,804
Equity Income Portfolio.................   Common Stock                    5,114,611      6,869,438
Intermediate Term Bond Portfolio........   U.S. Government Obligations     7,021,484      5,004,844
                                           Corporate Bonds                15,910,035      5,997,329
Long Term Bond Portfolio................   U.S. Government Obligations    18,056,295     21,311,313
                                           Corporate Bonds                21,062,142     12,835,760
Diversified Portfolio...................   Common Stock                      702,006      1,005,797
Government Securities Portfolio.........   U.S. Government Obligations    10,288,272      1,235,548

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of MONY Series Fund, Inc.:

     We have audited the accompanying statements of assets and liabilities of MONY Series Fund, Inc. (comprising the Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities and Money Market Portfolios), including the portfolios of investments, as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended for all the Portfolios except Government Securities Portfolio for which the period is for each of the five years in the period ended December 31, 1996 and for the period from May 1, 1991 (commencement of operations) to December 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the MONY Series Fund, Inc. as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.

                                                  COOPERS & LYBRAND L.L.P.

New York, New York
February 14, 1997